                            THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                            The Insiders Select Fund
                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                              Focus List Portfolio
                               Balanced Portfolio
                         International Equity Portfolio
                             LETTER TO SHAREHOLDERS

                                                 April 30, 2000
Dear Shareholders:

We are pleased to present the annual report to shareholders for the S&P STARS Portfolio ("S&P STARS"), The Insiders Select Fund ("Insiders Select"), Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap"), Focus List Portfolio ("Focus List"), Balanced Portfolio ("Balanced") and International Equity Portfolio ("International Equity") for the fiscal year ended March 31, 2000. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" and in the line graph sections of this report.

S&P STARS PORTFOLIO

For the fiscal year ended March 31, 2000, the Portfolio's Class A shares had a total return of 50.82% (without giving effect to the sales charge), and Class B and C shares had a total return of 50.13% and 50.15%(1), respectively (without giving effect to the contingent deferred sales charge, or CDSC). The Portfolio's benchmark, the S&P 500 Index, returned 17.94% for the same period.

A YEAR OF PYRO"TECH"NICS

The technology-led climb of growth stocks over the past twelve months surprised virtually everyone by its magnitude and duration. Investor enthusiasm carried these stocks higher despite rising interest rates and concern about inflationary pressures in a rapidly expanding economy. Yet, as valuations rose, investors had to take on ever more risk in the hope of reaping excess returns. The result was an extremely volatile market, particularly in the past quarter.

In this environment, large technology companies were the clear winners, and we had built sizable positions in some of the market leaders. For example, in the Internet infrastructure sector, Cisco (6.11% of net assets), EMC Corp. (1.60%), Sun Microsystems (1.17%) and Time Warner (1.94%) were very strong performers. Nortel (2.27%), Qualcomm (1.97%), Sprint PCS (4.34%) and Vodafone (0.85%) were among the standouts in the wireless arena.

Beyond the technology and telecommunications sectors, however, the year was a disappointment. While the fundamentals of many sectors were strong, few had the "sizzle" to compete with "new economy" issues. In fact, the Portfolio's performance was helped by its underweighting in the financial and more traditional economic sectors. Nonetheless, because our primary focus is on issues that offer growth at a reasonable price -- and the technology sector had become expensive on that basis for the first time in over a decade -- we started putting fresh money elsewhere as the period drew to a close. In addition, historically, technology issues have been more adversely affected by rising interest rates than many other sectors.

Despite the volatility in the market, we remain optimistic about the prospects for the economy, the financial markets and established growth stocks. Clearly, with economic growth exceeding Federal Reserve Board targets, further interest rate increases are ahead. Nonetheless, the earnings outlook remains strong and prospects for growth companies, particularly those in the technology arena, are still very bright. While we are making investments with rate hikes in mind, we continue to emphasize growth over value, with slightly more emphasis on small-and mid-cap stocks. As always, however, growth at a reasonable price remains our critical selection criterion.

THE INSIDERS SELECT FUND

For the fiscal year ended March 31, 2000, the Portfolio's Class A shares had a total return of 0.40% (without giving effect to the sales charge), and Class B and C shares had a total return of (0.13)% and (0.07)%(2), respectively (without giving effect to the CDSC). The Portfolio's benchmark, the S&P MidCap 400 Index, returned 38.09% for the same period.

In an extremely volatile period for the stock market, both small-cap and mid-cap stocks outperformed large-cap issues for the twelve-month period that ended March 31, 2000. However, it was technology and technology-related stocks that drove these segments of the market higher. Since our focus is on undervalued companies with strong insider ownership, the Portfolio's performance suffered.

As technology continued to dominate the market, valuations of many good stocks in other sectors fell. We took advantage of the market's volatility to add shares in financial services, health care and consumer products that met our criteria for strong insider buying, share repurchases and low relative valuations. In particular, we have been building a large position in financial services based on the sector's valuations, earnings prospects and high degree of insider ownership.

FINDING VALUE IN FINANCIAL STOCKS

During the period, we sold underperformers in this sector such as Bank of America, Torchmark and Washington Mutual, but added American General (1.66% of net assets) and MBIA, Inc. (2.26%). American General is a large provider of retirement services, life insurance and consumer loans and is aggressively repurchasing its stock. Its shares have a price-earnings ratio roughly half that of the overall market and expected earnings growth of approximately 12%. MBIA is a leading insurer of municipal bonds whose president owns a large percentage of the company's stock.

Other purchases included Abbott Laboratories (2.12%) and McDonald's (3.42%). Abbott is selling at a discount of approximately 20% to the market, but has an expected long-term earnings growth rate of 12%-14%. McDonald's shares sold off after the company reported an unimpressive fourth quarter last year, but its growth prospects are solid as it expands its international franchise. The company is also actively buying back its shares.

We continued to selectively increase the Fund's exposure to technology and communications stocks whose valuations had fallen within our investing parameters. We bought Emerson Electric (3.62%), whose sales of electronics and telecommunications equipment are accelerating worldwide, and AT&T (2.16%), which is expanding aggressively in wireless communications.

We expect the returns from technology and non-technology stocks to continue to converge as the market broadens. If the economy slows as expected, corporate profit growth could decline from the mid-double digits to about 10% by year-end. When stock market returns pull back to 10%-12%, companies with steady earnings growth of 10% or more should become increasingly attractive to investors.

LARGE CAP VALUE PORTFOLIO

For the twelve months ended March 31, 2000, the Portfolio's Class A shares had a total return of (4.91)% (without giving effect to the sales charge) and Class B and C shares had a total return of (5.41)% and (5.39)%(3), respectively, (without giving effect to the CDSC). The Portfolio's benchmark, the S&P 500 Index, returned 17.94% for the same period.

With technology stocks driving the market's performance, the twelve-month period that ended March 31, 2000, was a very difficult one for value managers. For most of 1999 and early 2000, the flight to ultra-high growth "new economy" stocks continued, as investors turned a blind eye to such fundamentals as price-to-earnings and price-to-cash flow ratios. Our investment style, which emphasizes companies with low relative valuations, generally steers us away from such richly valued stocks.

One consequence of soaring prices for technology stocks has been their increasing weight in the S&P 500 Index. This large weighting, along with the sector's inherent volatility, has made the index a less relevant benchmark for value managers over short time periods. With technology accounting for roughly 30% of the index, its returns have masked the fact the most stocks have actually fallen in price. In addition, the S&P's return has not reflected the dramatic shift in investor psychology that occurred in March, when investors switched abruptly from technology to traditional companies with real earnings and cash flow. This benefited the kinds of stocks we favor -- those of companies with sound businesses, above-average growth prospects and discounted valuations.

MARKET PSYCHOLOGY TILTS TOWARD VALUE

The turning point in market sentiment occurred when Procter & Gamble announced an unexpected earnings shortfall in early March that caused its stock to plummet and triggered a decline in many other "old economy" stocks. In the wake of this sell-off valuations in many sectors, such as financial services and pharmaceuticals, had become too good to ignore. We took advantage of this retreat to buy quality companies with depressed valuations, including Procter & Gamble (1.95% of net assets), which has an improving product line and an expected long-term earnings growth rate of 10%-12%, and Abbott Laboratories (2.09%), which is selling at a discount of approximately 20% to the market but has an expected long-term earnings growth rate of 12%-14%.

We had started building a large position in the financial services sector last year, and Fannie Mae (3.53%), Citigroup (3.31%) and Washington Mutual (3.09%) are among our largest holdings. As we have stated before, we believe these types of companies are poised for significant growth in an increasingly deregulated and competitive global market, especially now that long-term interest rates appear to have peaked.

We have continued to selectively increase the Portfolio's exposure to technology and communications stocks whose valuations have fallen within our investing parameters. Last fall, we added Hewlett Packard (2.55%) and Intel (3.03%), which had low valuations relative to other leading technology companies and strong earnings growth potential. This year, we bought AT&T (3.14%), which is expanding aggressively in wireless communications.

We expect the returns from technology and non-technology stocks to continue to converge as the market broadens. Given the expected slowing of the economy, we expect corporate profit growth to decline from the mid-double digits to about 10% by year-end. When stock market returns pull back to 10%-12%, companies with steady earnings growth of 10% or more should become increasingly attractive to investors.

SMALL CAP VALUE PORTFOLIO*

For the fiscal year ended March 31, 2000, the Portfolio's Class A shares had a total return of 38.21% (without giving effect to the sales charge), and Class B and C shares had a total return of 37.53% and 37.54%(4), respectively, (without giving effect to the CDSC). The Portfolio's benchmark, the Russell 2000 Index, returned 37.29% for the same period, and the Russell 2000 Value Index returned 13.26%.

Despite their on-again, off-again participation in the broader stock market's rally, small-cap stocks staged a dramatic turnaround during the Portfolio's fiscal year. This is evident in the Russell 2000's return of 37.29% for the twelve-month period through March 31, 2000, more than twice the S&P 500's return of 17.94%.

PARTICIPATING INDIRECTLY IN TECHNOLOGY'S POTENTIAL

Driven by the Portfolio's technology holdings and by companies that became acquisition targets, the Portfolio turned in a strong performance for the period. Our emphasis has been on companies that support or supply the more expensive, high-valuation technology groups but trade at much lower, more reasonable multiples to their earnings. For example, the wireless telephony/data sector have produced outstanding gains, but at a correspondingly high price-earnings multiple, with its relatively high volatility and risk. Three of our larger holdings have participated indirectly in the potential of this sector as suppliers to the major players in the industry.

For example, KEMET Corp. (4.30% of net assets) and Vishay Intertechnology (4.90%) supply passive resistors to wireless manufacturers and other electronic companies, and over the last six months their earnings per share estimates have been revised upward dramatically. COMARCO (3.70%) makes field measurement products for the wireless communications industry and a small power adapter that works with numerous electronic devices.

As the valuation disparity between large- and small-cap stocks reached historically wide levels in 1999, small-cap companies became attractive acquisition targets and mergers continued at a record pace. The Portfolio has participated in this trend. A number of our holdings have been acquired, including Varlen Corp. and Fore Systems in 1999; during the first quarter of this year, Data Transmission Network (4.90%), announced that it would be acquired.

Toward the end of the Portfolio's fiscal year, investors began to adjust their portfolios in ways that benefited small-cap stocks, particularly stocks of undervalued "old economy" companies. Although investors continued to favor growth over value stocks for most of the period -- regardless of market capitalization -- in March they began to focus on earnings and cash flow in a dramatic shift that continued into April. We believe that this broadening of the market and "rationalization" of valuations should continue to benefit small-cap stocks.

Our outlook for small-cap stocks remains positive. As the volatility in large-cap stocks has risen and returns from small-cap stocks have increased, we believe that more money will continue to flow into the small-cap sector. We will continue to invest in "real economy" stocks in the industrial and consumer sectors, for example, that trade at low valuations and in technology companies with reasonable multiples -- a strategy that we believe will continue to serve us well.

FOCUS LIST PORTFOLIO

For the fiscal year ended March 31, 2000, the Portfolio's Class A shares had a total return of 22.46% (without giving effect to the sales charge), and Class B and C shares had a total return of 21.83% and 21.81%(5), respectively (without giving effect to the CDSC). The Portfolio's benchmark, the S&P 500 Index, returned 17.94% for the same period.

With just a stumble or two along the way, technology and telecommunications stocks roared upward throughout the Portfolio's fiscal year. Superior growth prospects and a widespread perception that these companies were immune to the old rules pertaining to stock valuation fueled market expectations. In contrast, "old economy," large-cap issues wilted as investors pursued the fast-growing "new economy" stocks. As a result, the Portfolio benefited from its heavy weighting in technology and telecommunications issues. Intel (5.19% of net assets), EMC Corp. (6.04%), Project Software (7.12%), America Online (6.21%) and Qwest (5.47%) all made impressive contributions to performance.

CONSUMER STOCKS POST GAINS

Given investors' fixation with the "new economy," however, it was difficult for other sectors to attract investors' attention throughout the period. Nonetheless, while the vast majority of stocks could not keep pace with the market's favorites, the performance of many stocks was in line with historical averages. For instance, among the Portfolio's holdings, Starbucks (7.06%), Pepsi Bottling Group (4.25%) and Darden Restaurants (3.79%) all had gains, which in any other market climate would have been considered very respectable. (To lock in profits, we sold Starbucks just after the fiscal year end.)

When all was said and done, however, activity in and the prospects of "new economy" issues dominated the headlines and the airwaves throughout the year. Nevertheless, in March, some of the groundswell of enthusiasm for issues whose valuations were built solely on long-term potential rather than current profits began to dissipate. Money began moving back into more traditional sectors where -- having been out of the spotlight for well over a year -- bargains abounded. Consequently, while the past year was a very good one for technology and telecommunication issues generally, the environment became much more selective at the period's end.

Going forward, we expect it to become even more so. By the end of March, many of the "not quite ready for prime time" new economy issues corrected dramatically. Telecommunications and technology issues with earnings and a strong "concept" generally weathered the storm. Moreover, the prospects for these sectors remain positive since their products and services will continue to change the way we live and do business for some time to come. Those companies with strong fundamentals coupled with truly innovative ideas will continue to offer investors exceptional opportunity. The Portfolio intends to remain heavily weighted in these issues.

BALANCED PORTFOLIO

For the fiscal year ended March 31, 2000, the Portfolio's Class A shares had a total return of (1.21)% (without giving effect to the sales charge), and Class B and C shares both had a total return of (1.68)%(6) (without giving effect to the CDSC). The Portfolio's broad-based securities market index, the S&P 500 Index, returned 17.94% while the Lipper Balanced Fund Index returned 10.46% for the same period.

With technology stocks driving the stock market's performance, the twelve-month period that ended March 31, 2000, was very difficult for investment managers who primarily adhere to a value style of investing as we do. For most of 1999 and early 2000, the flight to ultra-high growth "new economy" stocks continued, as investors turned a blind eye to fundamentals such as price-to-earnings and price-to-cash flow ratios.

During this volatile period, we have gradually and selectively increased the Portfolio's exposure to technology and communications stocks whose valuations have fallen within our investing parameters. Last fall, we added
Hewlett-Packard (1.60% of net assets) and Intel (1.88%).

NEW VALUE IN "OLD ECONOMY" STOCKS

As our fiscal year drew to a close, investors switched abruptly from technology to traditional companies with real earnings and cash flow, which has benefited the kinds of stocks held in the Portfolio. The turning point in market sentiment occurred when Procter & Gamble announced an unexpected earnings shortfall in early March that caused its stock to plummet and triggered a decline in many other "old economy" stocks. We took advantage of this retreat to buy quality companies with depressed valuations, including Procter & Gamble (1.00% of net assets), which has an improving product line and expected long-term earnings growth of 10%-12%, and Abbott Laboratories (1.40%), which is selling at a discount of approximately 20% to the market but has an expected long-term earnings growth rate of 12%-14%.

Anticipating that financial services companies would benefit from an increasingly deregulated environment, we started building a large position in the financial services sector last year, and Fannie Mae (1.85%), Bank of New York (1.95%) and Citigroup (1.84%) are among our largest equity holdings.

The twelve months ended March 31, 2000, was also an unusually volatile period in the fixed income markets as the Federal Reserve Board raised short-term interest rates five times to fight inflation. Due to several unusual and unrelated developments, the yield curve inverted during the first quarter of this year. This was caused by the increase in short-term rates and the decrease in long-term rates resulting from the Government's buyback of its outstanding bonds and its announcement that it would hold fewer 30-year auctions.

Agency bonds should have picked up the slack, but their prices fell as the Treasury voiced concern about an expected surge in agency debt. As a result, the yield differential between Treasuries and agency issues widened, beginning a domino effect that rippled through other sectors of the market. The Portfolio's performance was helped by the fact that it does not hold agency issues. However, corporate bonds also came under pressure as investors feared that companies would turn to leveraged buyouts to enhance shareholder value at bondholders' expense, since additional leverage increases the risk of a sudden downgrade in credit quality.

We will continue to maintain an overweighting in corporate and mortgage-backed issues, which have become very cheap. To maintain quality, we are focusing on issues of large companies in sectors that are less likely to succumb to restructuring, such as financial services, energy producers and retail sales. With the yield curve inverted, we will continue to focus on 2-7 year maturities, where we are finding the best value.

INTERNATIONAL EQUITY PORTFOLIO**

For the fiscal year ended March 31, 2000, the Portfolio's Class A shares had a total return of 85.67% (without giving effect to the sales charge), and Class B and C shares had a total return of 84.66% and 84.65%(7), respectively (without giving effect to the contingent deferred sales charge, or CDSC).The Portfolio's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, returned 25.40% for the same period.

During the twelve-month period ended March 31, 2000, the Portfolio significantly outperformed its benchmark. This was due primarily to our focus on countries with the most favorable market characteristics as conditions changed throughout the year and a heavy concentration in large-cap quality growth stocks. Initially, the Portfolio was heavily overweighted in Asia relative to its benchmark and underweighted in Europe. By period's end, the magnitude of these over and underweightings was reduced. Throughout the fiscal year, we concentrated on large, well-established growth companies that appeared best positioned to capitalize on investors' enthusiasm for the "new economy."

TECHNOLOGY ISSUES REIGN WORLDWIDE

During the past twelve months, international markets performed strongly as a result of several positive trends. Asian markets continued to strengthen, including Japan's, where the government has begun making progress on structural reforms. Expectations that the monetary union would be a catalyst for more rapid change, coupled with more favorable political sentiment, led to a rally in the European markets. As a result, the stage was set for what became a global phenomenon: the spectacular rise of technology and telecommunications issues.

Around the world, "new economy" issues outperformed "old economy" stocks by a substantial margin. By mid-March, with the valuation in relative performance breathtakingly wide, bargains in "old economy" issues had become too widespread and attractive to ignore. Although the rise in technology and telecommunications stocks was responsible for the strong performance of the world's markets, by mid-March money began moving back into more traditional sectors.

Although the Portfolio was affected by the March downdraft, the impact was blunted due to the fact that in all markets, our holdings were concentrated in well-known, large-cap companies. Moreover, in the latter half of the period, we had begun to place greater emphasis on what we call "tangible tech," that is, those companies producing the hardware for and the backbone of wireless and Internet technologies, such as Nokia (4.19% of net assets), STMicroelectronics (3.29%) and Rohm (1.53%). At the same time, we gradually reduced our exposure in the software and Internet sectors.

By period's end, we had shifted our regional allocations somewhat in response to improving fundamentals in Continental Europe, where the prospects of German tax reform and increased merger activity are helping to improve the outlook for the "euro zone." As a result, we have raised our weighting in Continental Europe and reduced the magnitude of our overweight position in Asia, where we continue to be positive.

Despite the extreme volatility in recent weeks, we believe that the outlook for world markets remains positive. Market leadership is likely to be broader going forward than it has been over the past 18 months. In this environment, we continue to emphasize high-quality "new economy" companies with a strong franchise, and have begun to broaden the Portfolio to include what we believe to be some of the best "old economy" growth stocks.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

/s/ DONI L. FORDYCE

Doni L. Fordyce
President and Trustee
The Bear Stearns Funds

-----------------------------------------------------------------------------

* Small-cap funds typically carry additional risks, since smaller companies generally have a higher risk of failure than well-established larger companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
** International investing involves risks such as currency exchange-rate volatility, possible political, social, or economic instability and differences in taxation and other financial standards.
(1)For the fiscal year ended March 31, 2000, the Portfolio's Class A shares had a total return of 42.52%, including the initial 5.50% maximum sales charge and Class B shares returned 45.13% including the 5.00% CDSC and Class C shares returned 49.15%, including the 1.00% CDSC.
(2)For the fiscal year ended March 31, 2000, the Portfolio's Class A shares had a total return of (5.12)%, including the initial 5.50% maximum sales charge and the Class B shares returned (5.07)%, including the 5.00% CDSC and Class C shares returned (1.06)%, including the 1.00% CDSC.
(3)For the fiscal year ended March 31, 2000, the Portfolio's Class A shares had a total return of (9.40)%, including the initial 5.50% maximum sales charge and the Class B shares returned (9.64)%, including the 5.00% CDSC and Class C shares returned (6.24)%, including the 1.00% CDSC.
(4)For the fiscal year ended March 31, 2000, the Portfolio's Class A shares had a total return of 30.63%, including the initial 5.50% maximum sales charge and the Class B shares returned 32.53%, including the 5.00% CDSC and Class C shares returned 36.54%, including the 1.00% CDSC.
(5)For the fiscal year ended March 31, 2000, the Portfolio's Class A shares had a total return of 15.71%, including the initial 5.50% maximum sales charge and the Class B shares returned 16.83%, including the 5.00% CDSC and Class C shares returned 20.81%, including the 1.00% CDSC.
(6)For the fiscal year ended March 31, 2000, the Portfolio's Class A shares had a total return of (6.62)%, including the initial 5.50% maximum sales charge and the Class B shares returned (6.45)%, including the 5.00% CDSC and Class C shares returned (2.63)%, including the 1.00% CDSC.
(7)For the fiscal year ended March 31, 2000, the Portfolio's Class A shares had a total return of 75.48%, including the initial 5.50% maximum sales charge and the Class B shares returned 79.66%, including the 5.00% CDSC and Class C shares returned 83.65%, including the 1.00% CDSC.
Bear Stearns Asset Management Inc. waived all or a portion of its advisory fee and agreed voluntarily to reimburse a portion of each Portfolio's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

                            THE BEAR STEARNS FUNDS

                             S&P STARS Portfolio

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A AND C SHARES(1)(2)(3)(6) VS. BROAD-BASED INDEX
[GRAPH]

                     Class A shares   Class C shares    S&P 500 Composite Index
Apr. 5, 1995            $ 9,450.00       $10,000.00         $ 10,000.00
                       $ 10,571.43       $11,083.33         $ 10,800.00
Sept. 30, 1995         $ 11,444.45       $11,975.00         $ 11,700.00
                       $ 11,644.82       $12,170.34         $ 12,375.00
Mar. 31, 1996          $ 12,158.20       $12,691.32         $ 13,075.00
                       $ 12,304.88       $12,836.51         $ 13,620.00
Sept. 30, 1996         $ 13,282.76       $13,835.76         $ 14,095.00
                       $ 14,878.37       $15,471.38         $ 15,225.00
Mar. 31, 1997          $ 14,208.88       $14,763.54         $ 15,653.00
                       $ 16,411.13       $17,034.15         $ 18,450.00
Sept. 30, 1997         $ 19,353.33       $20,058.56         $ 19,756.79
                       $ 17,555.43       $18,171.88         $ 20,323.94
Mar. 31, 1998          $ 20,394.52       $21,081.93         $ 23,158.89
                       $ 21,569.24       $22,260.41         $ 23,923.36
Sept. 30, 1998         $ 19,056.42       $19,647.04         $ 21,543.56
                       $ 24,523.71       $25,254.31         $ 26,131.58
Mar. 31, 1999          $ 25,995.13       $26,716.53         $ 27,433.48
                       $ 26,598.22       $28,613.40         $ 29,366.12
Sept. 30, 1999         $ 24,028.83       $27,056.83         $ 27,532.03
                       $ 31,872.63       $34,199.83         $ 31,628.30
Mar. 31, 2000          $ 38,903.00       $40,122.00         $ 32,352.75

Past performance is not predictive of future performance.

               S&P STARS PORTFOLIO

Class A shares..............     $38,903
Class C shares..............      40,122
S&P 500 Composite Index.....      32,353

                              TOTAL RETURNS

                                        ONE YEAR ENDED
                                        MARCH 31, 2000      AVERAGE ANNUAL(4)
                                        ---------------     -----------------
   S&P STARS Portfolio(2)
        Class A shares(5)............        42.52%              31.26%
        Class B shares(6)............        45.13               40.64
        Class C shares(7)............        49.15               32.07
        Class Y shares(3)............        51.61               31.58
   S&P 500 Composite Index(1)........        17.94               26.50

-------------------------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.

(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

(3) The average annual return of Class Y shares (for which August 7, 1995 was the initial public offering date) would have been higher than Class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.

(4) For the period of April 5, 1995 (commencement of investment operations) through March 31, 2000 for Class A and C shares.

(5) Reflects the initial maximum sales charge of 5.50%, for each period shown. Without the applicable sales charge, the total returns would have been 50.82% and 32.76%, respectively, for each period shown.

(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been 50.13% and 41.51%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the average annual return of Class B shares (for which January 5 1998, was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.

(7) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2000 would have been 50.15%.

CDSC - Contingent Deferred Sales Charge

                            THE BEAR STEARNS FUNDS

                           The Insiders Select Fund

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A AND C SHARES(1)(2)(3)(6) VS. ITS BROAD-BASED INDEX

[GRAPH]

                       Class A shares   Class C shares  S&P MidCap 400 Index
June 16, 1995              $9,450          $10,000           $10,000
September 30, 1995        $10,386          $10,975           $11,123
March 31, 1996            $11,031          $11,633           $11,974
September 30, 1996        $12,111          $12,733           $12,681
March 31, 1997            $13,051          $13,691           $13,249
September 30, 1997        $16,623          $17,388           $17,639
March 31, 1998            $19,057          $19,874           $19,743
September 30, 1998        $15,839          $16,480           $16,525
March 31, 1999            $19,114          $19,842           $19,829
September 30, 1999        $18,608          $19,273           $20,739
March 31, 2000            $19,191          $19,828           $27,387

Past performance is not predictive of future performance.

                 THE INSIDERS SELECT FUND

Class A shares..........        $19,191
Class C shares..........         19,828
S&P Midcap 400 Index....         27,387

                                  TOTAL RETURNS

                                        ONE YEAR ENDED
                                        MARCH 31, 2000      AVERAGE ANNUAL(4)
                                        ---------------     -----------------
   The Insiders Select Fund(2)
        Class A shares(5)...........       (5.12)%             14.55%
        Class B shares(6)...........       (5.07)               3.59
        Class C shares(7)...........       (1.06)              15.34
        Class Y shares(3)...........        0.72               16.22
   S&P MidCap 400 Index(1)..........       38.09               23.37

-------------------------------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.

(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

(3) The average annual return of Class Y shares (for which June 20, 1995 was the initial public offering date) would have been higher than Class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.

(4) For the period of June 16, 1995 (commencement of investment operations) through March 31, 2000 for Class A and C shares.

(5) Reflects the initial maximum sales charge of 5.50%, for each period shown. Without the applicable sales charge, the total returns would have been 0.40% and 15.92% respectively, for each period shown.

(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been (0.13)% and 5.28%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the average annual return of Class B shares (for which January 6, 1998, was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.

(7) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2000 would have been (0.07)%.

CDSC - Contingent Deferred Sales Charge

                           THE BEAR STEARNS FUNDS

                          Large Cap Value Portfolio

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A AND C SHARES(1)(2)(3)(6) VS. ITS BROAD-BASED INDEX
[GRPAH]

                     Class A Shares   Class C Shares  S&P 500 Composite Index
Apr. 4, 1995            $9,450.00        $10,000.00         $10,000.00
                       $10,190.50        $10,683.30         $10,800.00
Sept. 30, 1995         $11,293.60        $11,825.00         $11,700.00
                       $11,913.70        $12,462.60         $12,375.00
Mar. 31, 1996          $12,033.00        $12,571.00         $13,075.00
                       $12,041.00        $12,562.70         $13,150.00
Sept. 30, 1996         $12,255.70        $12,771.10         $14,095.00
                       $13,625.10        $14,178.70         $15,400.00
Mar. 31, 1997          $13,892.10        $14,440.30         $15,763.00
                       $16,335.50        $16,955.40         $18,600.00
Sept. 30, 1997         $17,524.90        $18,162.20         $19,895.00
                       $17,858.50        $18,481.30         $20,467.00
Mar. 31, 1998          $20,086.00        $20,785.20         $23,321.00
                       $20,298.10        $20,976.40         $24,091.00
Sept. 30, 1998         $17,713.80        $18,280.10         $21,695.00
                       $20,645.40        $21,289.60         $26,315.00
Mar. 31, 1999          $20,824.70        $21,454.00         $27,626.00
                       $22,481.00        $23,131.30         $29,572.00
Sept. 30, 1999         $20,276.10        $20,829.10         $27,725.00
                       $20,692.20        $21,241.40         $31,850.00
Mar. 31, 2000          $19,803.40        $20,297.10         $32,580.00

Past performance is not predictive of future performance.

          LARGE CAP VALUE PORTFOLIO

Class A shares............      $18,812.00
Class C shares............      $20,115.00
S&P 500 Composite Index...      $32,580.00

                                  TOTAL RETURNS

                                        ONE YEAR ENDED
                                        MARCH 31, 2000      AVERAGE ANNUAL(4)
                                        ---------------     -----------------
   Large Cap Value Portfolio(2)
        Class A shares(5)............       (9.40)%             14.64%
        Class B shares(6)............       (9.64)               3.73
        Class C shares(7)............       (6.24)              15.21
        Class Y shares(3)............       (4.51)              14.11
   S&P 500 Composite Index(1)........       17.94               26.65

--------------------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.

(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

(3) The average annual return of Class Y shares (for which September 11, 1995 was the initial public offering date) would have been higher than Class
    A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.

(4) For the period of April 4, 1995 (commencement of investment operations) through March 31, 2000 for Class A and C shares.

(5) Reflects the initial maximum sales charge of 5.50%, for each period shown. Without the applicable sales charge, the total returns would have been (4.91)% and 15.77% respectively, for each period shown.

(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been (5.41)% and 4.92%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the average annual return of Class B shares (for which January 28, 1998, was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.

(7) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2000 would have been (5.39)%.

   CDSC - Contingent Deferred Sales Charge

                            THE BEAR STEARNS FUNDS

                           Small Cap Value Portfolio

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A AND C SHARES(1)(2)(3)(6) VS. ITS BROAD-BASED INDEX
[GRAPH]

                   Class A shares Class C shares Russell 2000 Index
Apr. 3, 1995            $9,450.00     $10,000.00        $10,000.00
                       $10,342.56     $10,841.67        $10,901.00
Sept. 30, 1995         $12,057.06     $12,625.00        $11,969.00
                       $12,127.79     $12,673.20        $12,231.00
Mar. 31, 1996          $12,797.08     $13,358.47        $12,852.00
                       $14,240.48     $14,847.44        $13,511.00
Sept. 30, 1996         $14,248.54     $14,822.06        $13,556.00
                       $14,001.67     $14,552.87        $14,248.00
Mar. 31, 1997          $14,294.60     $14,844.60        $13,512.00
                       $16,600.07     $16,433.30        $15,697.00
Sept. 30, 1997         $18,669.70     $19,337.30        $18,028.00
                       $18,570.10     $19,212.30        $17,416.00
Mar. 31, 1998          $20,993.50     $21,687.80        $19,213.00
                       $20,300.71     $20,948.25        $18,334.00
Sept. 30, 1998         $15,000.19     $15,461.90        $14,620.00
                       $18,306.23     $18,834.14        $17,025.00
Mar. 31, 1999          $16,737.39     $17,203.10        $16,100.00
                       $19,242.98     $20,691.89        $18,598.00
Sept. 30, 1999         $17,999.39     $19,331.12        $17,412.00
                       $19,743.43     $21,170.13        $20,650.00
Mar. 31, 2000          $22,953.00     $23,663.00        $22,113.00

Past performance is not predictive of future performance.

     SMALL CAP VALUE PORTFOLIO

Class A shares.........   $22,953
Class C shares.........    23,663
Russell 2000 Index.....    22,113

                                  TOTAL RETURNS

                                        ONE YEAR ENDED
                                        MARCH 31, 2000      AVERAGE ANNUAL(4)
                                        ---------------     -----------------
   Small Cap Value Portfolio(2)
        Class A shares(5).............       30.63%              18.08%
        Class B shares(6).............       32.53               10.89
        Class C shares(7).............       36.54               18.80
        Class Y shares(3).............       38.86               18.77
   Russell 2000 Index(1)..............        37.29               17.20

-----------------------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.

(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

(3) The average annual return of Class Y shares (for which June 22, 1995 was the initial public offering date) would have been higher than Class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.

(4) For the period of April 3, 1995 (commencement of investment operations) through March 31, 2000 for Class A and C shares.

(5) Reflects the initial maximum sales charge of 5.50%, for each period shown. Without the applicable sales charge, the total returns would have been 38.21% and 19.42% respectively, for each period shown.

(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been 37.53% and 12.09%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the average annual return of Class B shares (for which January 21, 1998, was the initial public offering date) would have been higher than Class A shares and substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.

(7) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2000 would have been 37.54%.

CDSC - Contingent Deferred Sales Charge

                           THE BEAR STEARNS FUNDS

                            Focus List Portfolio

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A, B AND C SHARES(1)(2)(3) VS. ITS BROAD-BASED INDEX
[GRAPH]

                         Class A     Class B      Class C      S&P 500
                         shares      shares       shares     Composite Index
Dec. 31,1997            $9,450.00   $10,000.00   $10,000.00    $10,000.00
Mar. 31,1998           $10,551.20   $11,150.00   $11,150.00    $11,394.88
June 30, 1998          $10,645.60   $11,233.30   $11,233.30    $11,771.02
Sept. 30,1998           $9,511.80   $10,025.00   $10,025.00    $10,600.09
Dec. 31,1998           $12,627.10   $13,288.60   $13,305.30    $12,857.54
Mar. 31,1999           $13,660.30   $14,340.30   $14,348.70    $13,498.11
June 30, 1999          $14,236.00   $14,924.60   $14,933.00    $14,449.03
Sept. 30, 1999         $13,423.70   $14,048.20   $14,056.50    $13,546.03
Dec. 31,1999           $15,947.50   $16,677.50   $16,685.90    $15,562.09
Mar. 31, 2000          $16,728.30   $17,170.50   $17,478.80    $15,918.54

Past performance is not predictive of future performance.

            FOCUS LIST PORTFOLIO

Class A shares............        $16,728
Class B shares............         17,170
Class C shares............         17,479
S&P 500 Composite Index...         15,918

                                  TOTAL RETURNS

                                        ONE YEAR ENDED
                                        MARCH 31, 2000      AVERAGE ANNUAL(3)
                                        ---------------     -----------------
   0Focus List Portfolio(2)
        Class A shares(4)..............      15.71%              25.60%
        Class B shares(5)..............      16.83               27.06
        Class C shares(6)..............      20.81               28.06
   S&P 500 Composite Index(1)..........      17.94               22.93

-------------------------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Focus List Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.

(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

(3) For the period of December 29, 1997 (commencement of investment operations) through March 31, 2000.

(4) Reflects the initial maximum sales charge in effect at the beginning of the period (5.50%). Without the applicable sales charge, the total returns would have been 22.46% and 28.79% respectively, for each period shown.

(5) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, total returns would have been 21.83% and 28.04%, respectively, for each period shown.

(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2000 would have been 21.81%.

                             THE BEAR STEARNS FUNDS

                               Balanced Portfolio

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              CLASS A, B AND C SHARES(1)(2)(3) VS. VARIOUS INDICES
[GRAPH]

                                                                     S&P 500      Lipper Balanced
                  Class A shares  Class B shares  Class C shares  Composite Index   Fund Index
Dec.31,1997         $  9,450.00    $ 10,000.00      $ 10,000.00     $ 10,000.00     $ 10,000.00
Mar.31,1998         $ 10,209.78    $ 10,791.86      $ 10,791.86     $ 11,394.88     $ 10,791.06
Jun/ 30, 1998       $ 10,400.67    $ 10,435.00      $ 10,872.00     $ 11,771.02     $ 10,955.14
Sept.30,1998        $  9,792.26    $ 10,325.17      $ 10,325.17     $ 10,600.09     $ 10,321.13
Dec.31,1998         $ 10,601.96    $ 10,610.00      $ 11,053.00     $ 12,857.54     $ 11,508.65
Mar.31,1999         $ 10,619.59    $ 10,579.00      $ 11,186.48     $ 13,498.11     $ 11,693.30
Jun/ 30, 1999       $ 11,105.64    $ 11,196.00      $ 11,660.00     $ 14,449.03     $ 12,218.84
Sept. 30, 1999      $  9,848.61    $  9,838.47      $ 10,837.46     $ 13,546.60     $ 11,712.50
Dec.31,1999         $ 10,581.17    $ 10,690.00      $ 11,082.00     $ 15,562.09     $ 12,541.73
Mar. 31, 2000       $ 10,499.00    $ 10,690.00      $ 10,990.00     $ 15,918.54     $ 12,915.36

Past performance is not predictive of future perfomance.

               BALANCED PORTFOLIO

Class A shares...............     $ 10,498
Class B shares...............       10,690
Class C shares...............       10,990
S&P 500 Composite Index......       15,918
Lipper Balanced Fund Index...       12,915

                                  TOTAL RETURNS

                                        ONE YEAR ENDED
                                        MARCH 31, 2000      AVERAGE ANNUAL(3)
                                        ---------------     -----------------
   Balanced Portfolio(2)
        Class A shares(4)...............    (6.62)%              2.18%
        Class B shares(5)...............    (6.45)               3.00
        Class C shares(6)...............    (2.63)               4.27
        Class Y shares(7)...............    (0.75)               5.17
   Lipper Balanced Fund Index(1)........    10.46               12.03
   S&P 500 Composite Index(1)...........    17.94               22.93

------------------------------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Balanced Portfolio is a professionally managed mutual fund while the indices are either unmanaged, do not incur sales charges or expenses and are not available for investment.

(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

(3) For the period of December 29, 1997 (commencement of investment operations) through March 31, 2000 for Class A, B, and C shares.

(4) Reflects the initial maximum sales charge in effect at the beginning of the period (5.50%). Without the applicable sales charge, the total returns would have been (1.21)% and 4.77%, respectively, for each period shown.

(5) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, total returns would have been (1.68)% and 4.27%, respectively, for each period shown.

(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2000 would have been (1.68)%.

(7) The average annual return of Class Y shares (for which January 6, 1998 was the initial public offering date) would have been higher than Class A, B, and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.

   CDSC - Contingent Deferred Sales Charge

                             THE BEAR STEARNS FUNDS

                         International Equity Portfolio

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A, B AND C SHARES(1)(2)(3) VS. ITS BROAD-BASED INDEX
[GRAPH]

                Class A Shares  Class B Shares  Class C Shares  MSCI EAFE Index
Dec. 31, 1997       $9,450.00      $10,000.00      $10,000.00     $10,000.00
Mar. 31, 1998      $10,842.53      $11,458.33      $11,458.33     $11,471.00
Jun. 30, 1998      $11,881.90      $12,549.99      $12,541.66     $11,592.80
Sept. 30, 1998     $10,196.86      $10,750.00      $10,750.00      $9,945.01
Dec. 31, 1998      $11,892.07      $12,527.41      $12,527.41     $11,999.70
Mar. 31, 1999      $11,923.57      $12,544.08      $12,544.08     $12,166.64
Jun. 30, 1999      $12,380.35      $13,002.51      $13,002.51     $12,475.81
Sept. 30, 1999     $13,506.55      $14,169.40      $14,169.40     $13,023.33
Dec. 31, 1999      $21,630.12      $22,666.74      $22,666.74     $15,235.35
Mar. 31, 2000      $22,139.06      $22,863.34      $23,163.25     $15,219.33

Past performance is not predictive of future performance.

               INTERNATIONAL EQUITY PORTFOLIO

          Class A shares........    $22,139
          Class B shares........    $22,863
          Class C shares........    $23,163
        MSCI EAFE Index.........    $15,219

                                  TOTAL RETURNS

                                        ONE YEAR ENDED
                                        MARCH 31, 2000      AVERAGE ANNUAL(3)
                                        ---------------     -----------------
   International Equity Portfolio(2)
        Class A shares(4).............       75.48%              42.20%
        Class B shares(5).............       79.66               44.24
        Class C shares(6).............       83.65               45.07
   MSCI EAFE Index(1).................       25.40               20.50

----------------------------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the International Equity Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.

(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

(3) For the period of December 29, 1997 (commencement of investment operations) through March 31, 2000.

(4) Reflects the initial maximum sales charge in effect at the beginning of the period (5.50%). Without the applicable sales charge, the total returns would have been 85.67% and 45.81% respectively, for each period shown.

(5) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, total returns would have been 84.66% and 45.08%, respectively, for each period shown.

(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2000 would have been 84.65%.

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio

                                 MARCH 31, 2000
                                   (UNAUDITED)

                           TOP TEN INDUSTRY WEIGHTINGS

                                                                           PERCENT OF
 RANK    INDUSTRY                                                          NET ASSETS
-------------------------------------------------------------------------------------
     1.  Electronic Components.....................................         7.39
     2.  Networking Products.......................................         6.87
     3.  Electronics...............................................         6.72
     4.  Cable TV..................................................         6.32
     5.  Telecommunications........................................         6.09
     6.  Oil & Gas Drilling........................................         5.71
     7.  Commercial Services.......................................         5.62
     8.  Diversified Operations....................................         5.56
     9.  Cellular Telecommunications...............................         5.19
    10.  Banks.....................................................         3.03

---------------------------------------------------------------------------------------------------------------------------
                                                     TOP TEN HOLDINGS*
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          PERCENT OF
 RANK    HOLDINGS                                                                  INDUSTRY               NET ASSETS
-------  ------------------------------        -------------------------------   ----------
     1.  Cisco Systems, Inc.........................                    Networking Products                   6.11
     2.  Global Marine Inc..........................                    Oil & Gas Drilling                    5.71
     3.  Comcast Corp., Special Class A.............                    Cable TV                              4.72
     4.  Adobe Systems Inc..........................                    Electronics                           4.71
     5.  Sprint Corp. (PCS Group)...................                    Cellular Telecommunications           4.34
     6.  Tyco International Ltd.....................                    Diversified Operations                3.01
     7.  AT&T Corp..................................                    Telephone Integrated                  2.92
     8.  GM Hughes Electronics Corp.................                    Electronics & Electrical Equipment    2.85
     9.  Xilinx, Inc................................                    Electronic Components                 2.53
    10.  Duff & Phelps Credit Rating Co.............                    Commercial Services                   2.42

-----------------------------------------
*    The Portfolio's holdings will change over time.

                            THE BEAR STEARNS FUNDS

                            The Insiders Select Fund

                                 MARCH 31, 2000
                                   (UNAUDITED)

                           TOP TEN INDUSTRY WEIGHTINGS

                                                                    PERCENT OF
 RANK    INDUSTRY                                                   NET ASSETS
---------------------------------------------------------------------------------------
     1.  Credit & Finance ..............................               10.70
     2.  Electronic Components - Semiconductors.........               9.83
     3.  Multi-Line Insurance...........................               6.08
     4.  Medical - Drugs................................               5.44
     5.  Cosmetics & Toiletries.........................               5.22
     6.  Telephone - Integrated.........................               5.20
     7.  Financial Services.............................               5.19
     8.  Aerospace & Defense Equipment..................               4.46
     9.  Drugs & Hospital Supplies......................               4.45
    10.  Retail - Discount..............................               4.12

---------------------------------------------------------------------------------------------------------------------------
                                                     TOP TEN HOLDINGS*
---------------------------------------------------------------------------------------------------------------------------
                                                                                         PERCENT OF
 RANK    HOLDINGS                                               INDUSTRY                 NET ASSETS
-------  ------------------------------                         ---------------------    ----------
     1.  American International Group, Inc.........             Multi-Line Insurance                  6.08
     2.  Citigroup Inc.............................             Financial Services                    5.19
     3.  American Express Co.......................             Credit & Finance                      4.46
     4.  United Technologies Corp..................             Aerospace & Defense Equipment         4.46
     5.  Johnson & Johnson.........................             Drugs & Hospital Supplies             4.45
     6.  Dollar General Corp.......................             Retail - Discount                     4.12
     7.  Columbia/HCA Healthcare Corp..............             Medical Services                      4.09
     8.  Fannie Mae................................             Credit & Finance                      3.98
     9.  Kimberly-Clark Corp.......................             Cosmetics & Toiletries                3.75
    10.  Broadwing Inc.............................             Telecommunications                    3.72

----------------------------------------
*    The Portfolio's holdings will change over time.

                             THE BEAR STEARNS FUNDS

                            Large Cap Value Portfolio

                                 MARCH 31, 2000
                                   (UNAUDITED)

                           TOP TEN INDUSTRY WEIGHTINGS

                                           PERCENT OF
 RANK    INDUSTRY                          NET ASSETS
--------------------------------------------------------
     1.  Medical - Drugs...................    9.81
     2.  Oil Companies - Integrated .......    9.71
     3.  Cosmetics & Toiletries............    8.94
     4.  Credit & Finance..................    5.70
     5.  Computers - Micro.................    5.62
     6.  Banks.............................    4.80
     7.  Life/Health Insurance.............    4.17
     8.  Retail - Restaurants..............    3.42
     9.  Automobiles.......................    3.38
    10.  Financial Services................    3.31

---------------------------------------------------------------------------------------------------------------------------
                                                     TOP TEN HOLDINGS*
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          PERCENT OF
 RANK    HOLDINGS                                                                  INDUSTRY               NET ASSETS
-------  ------------------------------                                 -------------------------------   ----------
     1.  Baxter International Inc....................                   Medical - Drugs                       3.54
     2.  Fannie Mae..................................                   Credit & Finance                      3.53
     3.  McDonald's Corp.............................                   Retail - Restaurants                  3.42
     4.  Citigroup Inc...............................                   Financial Services                    3.31
     5.  Atlantic Richfield Co.......................                   Oil Companies - Integrated            3.16
     6.  AT&T Corp...................................                   Telephone - Integrated                3.14
     7.  United Technologies Corp....................                   Aerospace & Defense                   3.13
     8.  Washington Mutual, Inc......................                   Savings & Loan                        3.09
     9.  International Business Machines Corp........                   Computers - Micro                     3.07
    10.  Intel Corp.                                                    Electronics                           3.03

-------------------------
*    The Portfolio's holdings will change over time.

                             THE BEAR STEARNS FUNDS


                            Small Cap Value Portfolio

                                 MARCH 31, 2000
                                   (unaudited)

                           TOP TEN INDUSTRY WEIGHTINGS

                                                    PERCENT OF
 RANK    INDUSTRY                                   NET ASSETS
------------------------------------------------------------------
     1.  Commercial Services..................      8.68
     2.  Communications.......................      8.60
     3.  Electronic Components................      6.55
     4.  Building & Construction Products.....      5.12
     5.  Radio................................      5.04
     6.  Medical - Drugs......................      4.74
     7.  Human Resources......................      4.39
     8.  Miscellaneous Industrials............      4.30
     9.  Computer Software....................      3.57
    10.  Food - Meat Products.................      3.51

---------------------------------------------------------------------------------------------------------------------------
                                                     TOP TEN HOLDINGS*
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          PERCENT OF
 RANK    HOLDINGS                                                                  INDUSTRY               NET ASSETS
-------  ------------------------------                                 -------------------------------   ----------
     1.  Cox Radio, Inc., Class A.............                          Radio                                 5.04
     2.  Data Transmission Network Corp.......                          Communications                        4.90
     3.  Vishay Intertechnology, Inc..........                          Electronic Components                 4.90
     4.  Duff & Phelps Credit Rating Co.......                          Commercial Services                   4.76
     5.  Impax Laboratories, Inc..............                          Medical - Drugs                       4.74
     6.  Butler International, Inc............                          Human Resources                       4.39
     7.  KEMET Corp...........................                          Miscellaneous Industrials             4.30
     8.  Elcor Corp...........................                          Building & Construction Products      4.11
     9.  Steiner Leisure Ltd..................                          Commercial Services                   3.92
    10.  COMARCO, Inc.........................                          Communications                        3.70

-------------------------
*    The Portfolio's holdings will change over time.

                             THE BEAR STEARNS FUNDS

                              Focus List Portfolio

                                 MARCH 31, 2000
                                   (UNAUDITED)

                           TOP TEN INDUSTRY WEIGHTINGS

                                                                 PERCENT OF
 RANK    INDUSTRY                                                NET ASSETS
---------------------------------------------------------------------------
     1.  Technology: Computer Services...........................  9.55
     2.  Technology: Internet/News Media.........................  8.58
     3.  Technology: Enterprise Software.........................  7.12
     4.  Retail: Restaurants.....................................  7.06
     5.  Technology: Computers & Office Equipment................  6.04
     6.  Telecom Services: Wireline..............................  5.47
     7.  Technology: Computers...................................  5.20
     8.  Technology: Semiconductors..............................  5.19
     9.  Basic Industry: Paper & Forest Products.................  5.14
    10. Financial Services: Government - Sponsored Enterprises...  4.74

---------------------------------------------------------------------------------------------------------------------------
                                                     TOP TEN HOLDINGS*
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 PERCENT OF
 RANK    HOLDINGS                                                  INDUSTRY                                      NET ASSETS
-------  ------------------------------                     -------------------------------                      ----------
     1.  Project Software & Development, Inc.........       Technology: Enterprise Software                           7.12
     2.  Starbucks Corp..............................       Retail: Restaurants                                       7.06
     3.  America Online, Inc.........................       Technology: Internet/News Media                           6.21
     4.  EMC Corp....................................       Technology: Computers & Office Equipment                  6.04
     5.  Qwest Communications International Inc......       Telecom Services: Wireline                                5.47
     6.  Immersion Corp..............................       Technology: Computers                                     5.20
     7.  Intel Corp..................................       Technology: Semiconductors                                5.19
     8.  Kimberly-Clark Corp.........................       Basic Industry: Paper & Forest Products                   5.14
     9.  Affiliated Computer Services, Inc...........       Technology: Computer Services                             5.01
    10.  Fannie Mae..................................       Financial Services: Government - Sponsored Enterprises    4.74

-------------------------
*    The Portfolio's holdings will change over time.

                             THE BEAR STEARNS FUNDS

                               Balanced Portfolio

                                 MARCH 31, 2000
                                   (UNAUDITED)

                             TOP INDUSTRY WEIGHTINGS

EQUITY
------------------------------------------------------------------------------------------
                                                                         PERCENT OF
 RANK    INDUSTRY                                                        NET ASSETS
-------------------------------------------------------------------------------------------
     1.  Medical - Drugs............................                     5.62
     2.  Cosmetics & Toiletries.....................                     5.20
     3.  Oil Companies - Integrated.................                     4.43
     4.  Life/Health Insurance......................                     3.94
     5.  Electronics................................                     3.47
LONG-TERM DEBT
--------------------------------------------------------------------------------
     1.  U.S. Government Agency Obligations..................            19.12
     2.  Mortgage Backed Securities..........................            2.88
     3.  Food & Beverages....................................            2.88
     4.  Financial...........................................            2.42
     5.  U.S. Government Obligations.........................            1.75

---------------------------------------------------------------------------------------------------------------------------
                                                     TOP FIVE HOLDINGS*
---------------------------------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  PERCENT OF
 RANK    HOLDINGS                                                                                 NET ASSETS
----------------------------------------------------------------------------------------------------------
     1.  Bank of New York Co., Inc. (The)....        Banks                                          1.95
     2.  Intel Corp..........................        Electronics                                    1.88
     3.  Dun & Bradstreet Corp. (The)........        Commercial Services                            1.87
     4.  Heinz (H.J.) Co.....................        Food - Miscellaneous/Diversified               1.86
     5.  Fannie Mae..........................        Credit & Finance                               1.85
LONG-TERM DEBT
---------------------------------------------------------------------------------------------------------------------------
     1.  Fannie Mae................................. U.S. Government Agency Obligations            13.36
     2.  Government National Mortgage Association... U.S. Government Agency Obligations             5.40
     3.  U.S. Treasury Bonds........................ U.S. Government Obligations                    1.75
     4.  DuPont (E.I.) de Nemours Co................ Chemicals - Diversified                        1.73
     5.  American Home Products..................... Medical - Drugs                                1.44

-----------------------------------
*    The Portfolio's holdings will change over time.

                            THE BEAR STEARNS FUNDS

                         International Equity Portfolio

                                 MARCH 31, 2000
                                   (UNAUDITED)

                           TOP TEN INDUSTRY WEIGHTINGS

                                                                 PERCENT OF
 RANK    INDUSTRY                                                NET ASSETS
-------------------------------------------------------------------------------------
     1.  Telecommunication Equipment.....................            11.98
     2.  Electronic Components - Semiconductors..........            9.75
     3.  Electronic Components - Miscellaneous...........            8.40
     4.  Telecommunication Services......................            6.77
     5.  Cellular Telecommunications.....................            6.63
     6.  Finance - Investment Banking/Brokerage..........            5.02
     7.  Computer Services...............................            4.19
     8.  Computers - Integrated Systems..................            3.65
     9.  Internet Content................................            3.44
    10.  Telephone - Integrated..........................            2.85

---------------------------------------------------------------------------------------------------------------------------
                                                     TOP TEN HOLDINGS*
---------------------------------------------------------------------------------------------------------------------------
                                                                                                       PERCENT OF
 RANK    HOLDINGS                                                    INDUSTRY                          NET ASSETS
-------  ------------------------------                   -------------------------------             ----------
     1.  Nokia Oyj...............................         Telecommunication Equipment                    4.19
     2.  Murata Manufacturing Co., Ltd...........         Electronic Components - Miscellaneous          4.08
     3.  Telefonaktiebolaget (L.M.) Ericsson AB..         Telecommunication Equipment                    3.76
     4.  NTT Mobile Communications Network, Inc..         Cellular Telecommunications                    3.74
     5.  STMicroelectronics NV...................         Electronic Components - Semiconductors         3.29
     6.  The Nikko Securities Co., Ltd...........         Finance - Investment Banking/Brokerage         3.26
     7.  SOFTBANK Corp...........................         Internet Content                               2.99
     8.  Japan Telecom Co., Ltd..................         Telephone - Integrated                         2.85
     9.  Tokyo Electron Ltd......................         Electronic Components - Semiconductors         2.76
    10.  Matsushita Communication Industrial Co., Ltd.    Telecommunication Equipment                    2.70

--------------------------------
*    The Portfolio's holdings will change over time.

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2000

-------------------------------------------------------------------------------
   SHARES                                                           VALUE
-------------------------------------------------------------------------------

                              COMMON STOCKS--99.82%
            BANKS - 3.03%
  520,000   FleetBoston Financial Corp. .........................$   18,980,000
  550,000   PNC Financial Services Group ........................    24,784,375
                                                                 --------------
                                                                     43,764,375
                                                                 --------------

            CABLE TV - 6.32%
  380,000   Cablevision Systems Corp., Class A*+ ................    23,085,000
1,570,000   Comcast Corp., Special Class A*+ ....................    68,098,750
                                                                 --------------
                                                                     91,183,750
                                                                 --------------

            CELLULAR TELECOMMUNICATIONS - 5.19%
  960,000   Sprint Corp. (PCS Group) (a)* .......................    62,700,000
  220,000   Vodafone Airtouch plc - ADR .........................    12,223,750
                                                                 --------------
                                                                     74,923,750
                                                                 --------------

            COMMERCIAL SERVICES - 5.62%
  380,000   Convergys Corp.*+ ...................................    14,677,500
  350,000   Duff & Phelps Credit Rating Co.+++ ..................    34,890,625
1,100,000   Dun & Bradstreet Corp. (The) ........................    31,487,500
                                                                 --------------
                                                                     81,055,625
                                                                 --------------

            COMPUTER SERVICES - 2.95%
1,100,000   Ceridian Corp.*+ ....................................    21,106,250
  600,000   MarchFirst, Inc.* ...................................    21,412,500
                                                                 --------------
                                                                     42,518,750
                                                                 --------------

            COMPUTERS - MEMORY DEVICES - 1.60%
  185,000   EMC Corp.* ..........................................    23,125,000
                                                                 --------------

            COMPUTERS - MICRO - 1.17%
  180,000   Sun Micosystems, Inc.* ..............................    16,866,562
                                                                 --------------

            CONSULTING SERVICES - 1.04%
  950,000   Gartner Group, Inc., Class A+++ .....................    14,962,500
                                                                 --------------

            COSMETICS & TOILETRIES - 1.90%
  490,000   Kimberly-Clark Corp.++ ..............................    27,440,000
                                                                 --------------

            CREDIT & FINANCE - 2.27%
  220,000   American Express Co.+ ...............................    32,766,250
                                                                 --------------

            DATA PROCESSING/MANAGEMENT - 0.49%
  260,000   Reynolds & Reynolds Co. ( The),
              Class A++ .........................................    $7,020,000
                                                                 --------------

            DIVERSIFIED OPERATIONS - 5.56%
  100,000   General Electric Co.+ ...............................    15,518,750
  630,000   Roper Industries, Inc. ..............................    21,380,625
  870,000   Tyco International Ltd. .............................    43,391,250
                                                                 --------------
                                                                     80,290,625
                                                                 --------------

            ELECTRONIC COMPONENTS - 7.39%
  240,000   Applied Materials, Inc.* ............................    22,620,000
  310,000   LSI Logic Corp.* ....................................    22,513,750
  450,000   Vishay Intertechnology, Inc.*+ ......................    25,031,250
  440,000   Xilinx, Inc.* .......................................    36,437,500
                                                                 --------------
                                                                    106,602,500
                                                                 --------------
            ELECTRONICS - 6.72%

  610,000   Adobe Systems Inc. ..................................    67,900,625
  220,000   Intel Corp. .........................................    29,026,250
                                                                 --------------
                                                                     96,926,875
                                                                 --------------

            ELECTRONICS & ELECTRICAL EQUIPMENT - 2.85%
  330,000   GM Hughes Electronics Corp*(a) ......................    41,085,000
                                                                 --------------

            FOOD - MEAT PRODUCTS - 0.82%
  750,000   IBP, Inc. ...........................................    11,812,500
                                                                 --------------

            INVESTMENT MANAGEMENT/ADVISOR SERVICE - 1.99%
  670,000   Eaton Vance Corp. ...................................    28,768,125
                                                                 --------------

            MACHINERY - PRINT TRADE - 1.35%
  390,000   Zebra Technologies Corp., Class A* ..................    19,500,000
                                                                 --------------

            MEDICAL - WHOLESALE DRUG DISTRIBUTION - 2.07%
  650,000   Cardinal Health, Inc.+ ..............................    29,818,750
                                                                 --------------

            MULTIMEDIA - 1.94%
  280,000   Time Warner Inc.+ ...................................    28,000,000
                                                                 --------------

            NETWORKING PRODUCTS - 6.87%
1,140,000   Cisco Systems, Inc.* ................................    88,136,250
  140,000   Extreme Networks, Inc.* .............................    11,060,000
                                                                 --------------
                                                                     99,196,250
                                                                 --------------

The accompanying notes are an integral part of the financial statements.

                                      22




                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2000
-------------------------------------------------------------------------------
   SHARES                                                           VALUE
-------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            OIL & GAS DRILLING - 5.71%
3,250,000   Global Marine Inc.* ...............................  $   82,468,750
                                                                 --------------

            OIL & OFFSHORE DRILLING - 2.28%
  890,000   Santa Fe International Corp.++ ....................      32,930,000
                                                                 --------------

            PHARMACEUTICALS - 2.52%
  250,000   COR Therapeutics, Inc.* ......................           16,480,469
   50,000   Millennium Pharmaceuticals, Inc.*+ ...........            6,493,750
  360,000   Teva Pharmaceutical Industries Ltd. ADR ......           13,432,500
                                                                 --------------
                                                                     36,406,719
                                                                 --------------

            PHYSICAL THERAPY/REHABILITATION CENTERS - 1.24%
  722,600   RehabCare Group, Inc.*+ ......................          17,839,188
                                                                --------------

            PUBLISHING - BOOKS - 1.57%
  420,000   Scholastic Corp.* ............................          22,653,750
                                                                --------------

            RETAIL - DRUG STORES - 1.46%
  560,000   CVS Corp.++ ..................................          21,035,000
                                                                --------------

            RETAIL - GROCERY STORES - 1.35%
1,110,000   Kroger Co. (The)*++ ..........................          19,494,375
                                                                --------------

            RETAIL - OFFICE SUPPLIES - 0.85%
  610,000   Staples, Inc.*++ .............................          12,200,000
                                                                --------------

            RETAIL - RESTAURANTS - 2.74%
  589,820   Consolidated Products, Inc.*++ ...............           5,566,426
1,060,000   Outback Steakhouse, Inc.*++ ..................          33,986,250
                                                                 --------------
                                                                    39,552,676


            TELECOMMUNICATIONS - 6.09%
  590,000   MCI Worldcom, Inc.* ..........................          26,734,375
  260,000   Nortel Networks Corp.+ .......................          32,760,000
  190,000   QUALCOMM, Inc.*+ .............................          28,369,375
                                                                --------------
                                                                    87,863,750
                                                                --------------

            TELEPHONE - INTEGRATED - 2.92%
 750,000    AT&T Corp.+ .................................          42,187,500
                                                                --------------

            TELEVISION - 0.78%
 100,000    Univision Communications, Inc.-- Class A* ...      $   11,300,000
                                                                --------------

            TRANSPORT - TRUCK - 1.17%
 450,000    USFreightways Corp. ..........................         16,846,875
                                                                --------------
            Total Common Stocks
             (cost - $997,583,207) .......................      1,440,405,770
                                                                --------------

           SHORT-TERM INVESTMENT  0.05%
           INVESTMENT COMPANY - 0.05%
 742,115   Federated Investors, Trust for Short-Term
             U.S. Government Securities**+++
             (cost - $742,115) .................................        742,115
                                                                 --------------
           Total Investments  99.87%
             (cost - $998,325,322) .............................  1,441,147,885
           Other assets in excess of
             liabilities -- 0.13% ..............................      1,903,673

           Net Assets  100.00% ................................. $1,443,051,558
                                                                 --------------
                                                                 --------------

---------------
Unless otherwise indicated, all common stocks are ranked as five stars.
+     Currently ranked as four stars.
++    Currently ranked as three stars.
+++   Not ranked by STARS.
*     Non-income producing security.
**    Money market fund.
(a)   Security or a portion thereof is out on loan.
ADR - American Depositary Receipts.

S&P STARS RANKING:
Five stars --  Buy -- Expect to be among best performers over next 12 months and to rise in price.
Four stars --  Accumulate -- Expect to be an above average performer.
Three stars -- Hold -- Expect to be an average performer.
Two stars --   Avoid -- Expect to be a below average performer.
One star --    Sell -- Expect to be well below average performer and to fall in price.

The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2000

-------------------------------------------------------------------------------
   SHARES                                                           VALUE
-------------------------------------------------------------------------------
                 COMMON STOCKS -- 92.76%

                 AEROSPACE & DEFENSE EQUIPMENT - 4.46%
   20,000        United Technologies Corp. .....................     $1,263,750
                                                                 --------------

                 AUTOMOTIVE PARTS & EQUIPMENT - 0.00%
        0        Dana Corp. ....................................             11
                                                                 --------------

                 COMMERCIAL SERVICES - 2.69%
   26,700        Dun & Bradstreet Corp. (The) ..................        764,287
                                                                 --------------

                 COMPUTER SERVICES - 3.14%
    25,000       MarchFirst, Inc.* ............................         892,187
                                                                 --------------

                 COMPUTERS - MEMORY DEVICES - 3.68%
    50,300       Cadence Design Systems, Inc.* ................       1,043,725
                                                                 --------------

                 COSMETICS & TOILETRIES - 5.22%
    14,300       Avon Products, Inc. ..........................         415,594
    19,000       Kimberly-Clark Corp. .........................       1,064,000
                                                                 --------------
                                                                      1,479,594
                                                                 --------------

                 CREDIT & FINANCE - 10.70%
     8,500       American Express Co. .........................       1,265,969
    20,000       Fannie Mae ...................................       1,128,750
    12,300       MBIA, Inc. ...................................         640,369
                                                                 --------------
                                                                      3,035,088
                                                                 --------------

                 DRUGS & HOSPITAL SUPPLIES - 4.45%
    18,000       Johnson & Johnson ............................       1,261,125
                                                                 --------------

                 ELECTRONIC COMPONENTS - 3.16%
    16,100       Vishay Intertechnology, Inc.* ................         895,562
                                                                 --------------

                 ELECTRONIC COMPONENTS - SEMICONDUCTORS - 9.83%
    15,000       Lattice Semiconductor Corp.* .................       1,015,312
    13,800       National Semiconductor Corp.* ................         836,625
    16,700       Novellus Systems, Inc.* ......................         937,287
                                                                 --------------
                                                                      2,789,224
                                                                 --------------

                 ELECTRONICS - 3.62%
    19,400       Emerson Electric Co. .........................      $1,025,775
                                                                 --------------

                 FINANCIAL SERVICES - 5.19%
    24,800       Citigroup Inc. ...............................       1,470,950
                                                                 --------------

                 LIFE/HEALTH INSURANCE - 1.66%
     8,400       American General Corp. .......................         471,450
                                                                 --------------

                 MEDICAL - DRUGS - 5.44%
    17,100       Abbott Laboratories ..........................         601,706
    15,000       Baxter International Inc. ....................         940,313
                                                                 --------------
                                                                      1,542,019
                                                                 --------------

                 MEDICAL SERVICES - 4.09%
    45,800       Columbia/HCA Healthcare Corp. ................       1,159,313
                                                                 --------------

                 MULTI-LINE INSURANCE - 6.08%
    15,750       American International Group, Inc. ...........       1,724,625
                                                                 --------------

                 NETWORKING PRODUCTS - 2.89%
    28,000       Cabletron Systems, Inc.* .....................         820,750
                                                                 --------------

                 RETAIL - DISCOUNT - 4.12%
    43,500       Dollar General Corp. .........................       1,169,063
                                                                 --------------

                 RETAIL - RESTAURANTS - 3.42%
    25,800       McDonald's Corp. .............................         969,113
                                                                 --------------

                 TELECOMMUNICATIONS - 3.72%
    28,400       Broadwing Inc.* ..............................       1,056,125
                                                                 --------------

                 TELEPHONE - INTEGRATED - 5.20%
    10,900       AT&T Corp. ...................................         613,125
    20,500       SBC Communications, Inc. .....................         861,000
                                                                 --------------
                                                                      1,474,125
                                                                 --------------

                 Total Common Stocks
                 (cost - $21,091,677) .........................      26,307,861
                                                                 --------------


The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2000


-------------------------------------------------------------------------------
   SHARES                                                           VALUE
-------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS -- 7.72%

            INVESTMENT COMPANY  0.11%
   30,074   Federated Investors, Trust for Short-Term
             U.S. Government Securities**
             (cost-$30,074) .....................................       $30,074
                                                                 --------------

 PRINCIPAL
    AMOUNT
   (000'S)
------------
               U.S. GOVERNMENT AGENCY OBLIGATION - 7.61%
   $2,160      Freddie Mac Discount Notes, 6.05%,
               04/03/00(cost - $2,159,274) ......................     2,159,274
                                                                 --------------
               Total Short-Term Investments
                 (cost - $2,189,34 ..............................     2,189,348
                                                                 --------------
               Total Investments -- 100.48%
                 (cost - $23,281,025) ...........................    28,497,209
               Liabilities in excess of other
                 assets -- (0.48)% ..............................      (136,881)
                                                                 --------------
               Net Assets-- 100.00% .............................   $28,360,328
                                                                 --------------
                                                                 --------------

-----------
*     Non-income producing security.
**    Money market fund.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS


                            Large Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2000

-------------------------------------------------------------------------------
   SHARES                                                           VALUE
-------------------------------------------------------------------------------
                 COMMON STOCKS 85.11%

                 AEROSPACE & DEFENSE EQUIPMENT - 3.14%
     8,000       United Technologies Corp. ....................       $ 505,500
                                                                 --------------

                 AUTOMOBILES - 3.38%
     3,400       Ford Motor Co. ...............................         156,187
     4,700       General Motors Corp. .........................         389,219
                                                                 --------------
                                                                        545,406
                                                                 --------------

                 BANKS - 4.80%
     8,000       Bank of New York Co., Inc. (The) .............         332,500
     9,800       PNC Financial Services Group .................         441,613
                                                                 --------------
                                                                        774,113
                                                                 --------------

                 BREWERY - 2.70%
     7,000       Anheuser-Busch Companies, Inc. ...............         435,750
                                                                 --------------

                 COMMERCIAL SERVICES - 2.98%
    16,800       Dun & Bradstreet Corp. (The) .................         480,900
                                                                 --------------

                 COMPUTERS - MICRO - 5.62%
     3,100       Hewlett-Packard Co. ..........................         410,944
     4,200       International Business Machines Corp. ........         495,600
                                                                 --------------
                                                                        906,544
                                                                 --------------

                 COSMETICS & TOILETRIES - 8.94%
     8,500       Avon Products, Inc. ..........................         247,031
    11,000       Gillette Co. (The) ...........................         414,562
     8,300       Kimberly-Clark Corp. .........................         464,800
     5,600       Procter & Gamble Company (The) ...............         315,000
                                                                 --------------
                                                                      1,441,393
                                                                 --------------

                 CREDIT & FINANCE - 5.70%
    10,100       Fannie Mae ...................................         570,019
     6,700       MBIA, Inc. ...................................         348,819
                                                                 --------------
                                                                        918,838
                                                                 --------------

                 DIVERSIFIED OPERATIONS - 2.84%
    20,000       Viad Corp. ...................................         457,500
                                                                 --------------

                 ELECTRIC - INTEGRATED - 1.14%
     4,000       FPL Group, Inc. ..............................         184,250
                                                                 --------------

                 ELECTRONICS  - 3.03%
     3,700       Intel Corp. ..................................  $      488,169
                                                                 --------------

                 FINANCIAL SERVICES - 3.31%
     9,000       Citigroup Inc. ...............................        533,812
                                                                 --------------

                 FOOD - RETAIL - 1.35%
     7,000       Albertson's Inc. .............................         217,000
                                                                 --------------

                 LIFE/HEALTH INSURANCE - 4.17%
     5,600       American General Corp. .......................         314,300
    10,000       AXA Financial, Inc. ..........................         358,750
                                                                 --------------
                                                                        673,050

                 MEDICAL - DRUGS - 9.81%
     9,600       Abbott Laboratories ..........................         337,800
     9,100       Baxter International Inc. ....................         570,456
     3,700       Bristol-Myers Squibb Co. .....................         213,675
     7,400       Merck & Co., Inc. ............................         459,725
                                                                 --------------
                                                                      1,581,656


                 OIL COMPANIES - INTEGRATED - 9.71%
     6,000       Atlantic Richfield Co. .......................         510,000
     4,300       Exxon Mobil Corp. ............................         334,594
     9,000       Texaco Inc. ..................................         482,625
     8,000       Unocal Corp. .................................         238,000
                                                                 --------------
                                                                      1,565,219
                                                                 --------------

                 RETAIL - RESTAURANTS - 3.42%
    14,700       McDonald's Corp. .............................         552,169
                                                                 --------------

                 SAVINGS & LOAN - 3.09%
    18,785       Washington Mutual, Inc. ......................         497,802
                                                                 --------------

                 TELEPHONE - INTEGRATED - 3.14%
     9,000       AT&T Corp. ...................................         506,250
                                                                 --------------

                 TELEPHONE - LOCAL - 2.84%
     7,500       Bell Atlantic Corp. ..........................         458,438
                                                                 --------------
                 Total Common Stocks
                   (cost - $10,721,068)                              13,723,759
                                                                 --------------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS


                            Large Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2000

-------------------------------------------------------------------------------
   SHARES                                                           VALUE
-------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS -- 15.79%
            INVESTMENT COMPANY  0.14%
   22,751   Federated Investors, Trust for Short-Term
              U.S. Government Securities* .......................       $22,751
                                                                 --------------
PRINCIPAL
 AMOUNT
 (000'S)
---------

            U.S. GOVERNMENT AGENCY OBLIGATION - 15.65%
   $2,525   Freddie Mac, Discount Notes,
              6.05%, 04/03/00 ...................................     2,524,151
                                                                 --------------
            Total Short-Term Investments
              (cost - $2,546,902) ...............................     2,546,902
                                                                 --------------
            Total Investments -- 100.90%
              (cost  $13,267,970) ...............................    16,270,661
            Liabilities in excess of
              other assets-- (0.90)% ............................     (144,788)
                                                                 --------------
            Net Assets-- 100.00% ................................   $16,125,873
                                                                 --------------
                                                                 --------------

------------
*  Money market fund.

The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS



                            Small Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2000

-------------------------------------------------------------------------------
   SHARES                                                           VALUE
-------------------------------------------------------------------------------
            EQUITY SECURITIES -- 98.77%
            COMMON STOCKS -- 96.41%

            BATTERY MANUFACTURING - 0.97%
   30,400   Rayovac Corp.* ......................................      $706,800
                                                                 --------------

            BEVERAGES - NON ALCOHOLIC - 0.01%
    2,404   PepsiAmericas Inc.* .................................         8,113
                                                                 --------------

            BOTTLING - 0.00%
      646   BAESA Buenos Aires Embotelladora S.A.* ..............            39
                                                                 --------------

            BROADCASTING - 2.00%
   94,200   Four Media Co.* .....................................     1,454,212
                                                                 --------------

            BUILDING & CONSTRUCTION PRODUCTS - 5.12%
   86,550   Elcor Corp. .........................................     2,985,975
   12,400   Southdown, Inc. .....................................       731,600
                                                                 --------------
                                                                      3,717,575
                                                                 --------------

            CHEMICALS - DIVERSIFIED - 1.01%
   41,400   Olin Corp.* .........................................       734,850
                                                                 --------------

            COMMERCIAL SERVICES - 8.68%
   34,700   Duff & Phelps Credit Rating Co. .....................     3,459,156
  147,800   Steiner Leisure Ltd.* ...............................     2,845,150
                                                                 --------------
                                                                      6,304,306
                                                                 --------------

            COMMUNICATIONS - 8.60%
   78,750   COMARCO, Inc.* ......................................     2,687,344
  125,000   Data Transmission Network Corp.* ....................     3,554,687
                                                                 --------------
                                                                      6,242,031
                                                                 --------------

            COMMUNICATIONS SOFTWARE - 1.88%
   49,800   Inter-Tel, Incorporated .............................     1,363,275
                                                                 --------------

            COMPUTER SERVICES - 2.64%
   63,900   CACI International, Inc.* ...........................     1,913,006
                                                                 --------------

            COMPUTER SOFTWARE - 3.57%
   93,300   Communication Intelligence Corp. ....................       556,884
  126,400   Zi Corp.* ...........................................     2,038,200
                                                                 --------------
                                                                      2,595,084
                                                                 --------------

            CONSUMER PRODUCTS - MISC - 0.70%
   36,900   Dial Corp. (The) ....................................      $507,375
                                                                 --------------

            DISTRIBUTION/WHOLESALE - 0.04%
    6,444   Huttig Building Products, Inc.* .....................        28,998
                                                                 --------------

            DIVERSIFIED OPERATIONS - 0.94%
   29,000   Crane Co. ...........................................       683,312
                                                                 --------------

            ELECTRONIC COMPONENTS - 6.55%
   26,100   Cubic Corp. .........................................       587,250
   17,300   Photronics, Inc.* ...................................       610,906
   63,900   Vishay Intertechnology, Inc .........................     3,554,437
                                                                 --------------
                                                                      4,752,593
                                                                 --------------

            FERTILIZERS - 0.20%
    9,600   IMC Global Inc.* ....................................       141,000
                                                                 --------------

            FINANCE - CONSUMER LOANS - 0.93%
   16,500   Student Loan Corporation (The)* .....................       675,469
                                                                 --------------

            FINANCIAL SERVICES - 1.56%
   35,900   Bank United Corp., Class A ..........................     1,133,094
                                                                 --------------

            FOOD - MEAT PRODUCTS - 1.27%
  121,000   Hibernia Foods plc - ADR* ...........................       922,625
                                                                 --------------

            HOME FURNISHINGS - 1.43%
   55,200   Furniture Brands International, Inc*. .........           1,038,450
                                                                 --------------

            HOTELS & MOTELS - 2.98%
   40,500   Station Casinos, Inc.* ..............................       883,406
  256,400   U.S. Franchise Systems, Inc.* .......................     1,282,000
                                                                 --------------
                                                                      2,165,406
                                                                 --------------

            HUMAN RESOURCES - 4.39%
  257,725   Butler International, Inc.* .........................     3,189,347
                                                                 --------------

            INSTRUMENTS - CONTROLS - 1.19%
   47,300   Frequency Electronics, Inc.* ........................       863,225
                                                                 --------------

            LIFE/HEALTH INSURANCE - 2.57%
  112,000   Penn Treaty American Corp.* .........................     1,869,000
                                                                 --------------


The accompanying notes are an integral part of the financial statements.

                           SMALL CAP VALUE PROTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2000


-------------------------------------------------------------------------------
   SHARES                                                           VALUE
-------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            MACHINERY - CONSTRUCTION & MINING - 0.81%
   40,900   Terex Corp. .........................................      $587,938
                                                                 --------------

            MEDICAL & DRUGS SERVICES - 2.57%
   97,000   ChiRex, Inc.* .......................................     1,867,250
                                                                 --------------

            MEDICAL - DRUGS - 4.62%
  766,754   Impax Laboratories, Inc.* ...........................     3,354,549
                                                                 --------------

            MEDICAL SUPPLIES - 1.98%
   29,000   INAMED Corp.* .......................................     1,435,500
                                                                 --------------

            MISCELLANEOUS INDUSTRIALS - 4.30%
   49,400   KEMET Corp.* ........................................     3,124,550
                                                                 --------------

            MISCELLANEOUS MANUFACTURING - 1.40%
   79,400   Polymer Group, Inc.* ................................     1,012,350
                                                                 --------------

            NON-FERROUS METALS - 1.18%
   28,100   Mueller Industries, Inc.* ...........................       853,538
                                                                 --------------

            OIL & GAS DRILLING - 1.84%
   52,600   Global Marine Inc.* .................................     1,334,725
                                                                 --------------

            RADIO - 5.04%
   43,600   Cox Radio, Inc., Class A* ...........................     3,662,400
                                                                 --------------

            REAL ESTATE INVESTMENT TRUSTS - 1.23%
   20,800   Glenborough Realty Trust Inc. .......................       301,600
   45,100   U.S. Restaurant Properties, Inc. ....................       589,119
                                                                 --------------
                                                                        890,719
                                                                 --------------

            RECREATIONAL CENTERS - 2.72%
   80,700   Bally Total Fitness Holding Corp.* ..................     1,977,150
                                                                 --------------

            RENTAL AUTO/EQUIPMENT - 2.04%
   85,900   United Rentals, Inc.* ...............................     1,481,775
                                                                 --------------

            RETAIL - APPAREL/SHOE - 0.55%
   20,000   Claire's Stores, Inc. ...............................       401,250
                                                                 --------------

            RETAIL - RESTAURANTS - 1.97%
   67,000   Jack in the Box Inc. ................................     1,427,938
                                                                 --------------

            STEEL - 2.83%
  282,900   Universal Stainless & Alloy Products, Inc.* .........    $2,051,025
                                                                 --------------

            TRANSPORT - 2.10%
   58,900   Celadon Group, Inc.* ................................     1,524,038
                                                                 --------------
            Total Common Stocks
              (cost  $56,885,772) ...............................    69,995,880
                                                                 --------------

            PREFERRED STOCKS -- 2.04%
            FOOD - MEAT PRODUCTS - 2.04%
    7,000   Hibernia Foods plc - ADR Convertible
              Series A* (Cost $700,000) .........................     1,482,639
                                                                 --------------

            RIGHTS/WARRANTS -- 0.32%
            FOOD - MEAT PRODUCTS - 0.20%
   70,000   Hibernia Foods plc - ADR, Class E* ..................       140,000
   70,000   Hibernia Foods plc - ADR, Class F* ..................         8,750
                                                                 --------------
                                                                        148,750
                                                                 --------------

            MEDICAL - DRUGS - 0.12%
  225,000   Impax Laboratories, Inc., Series C* .................        84,375
                                                                 --------------
            Total Rights/Warrants
              (cost  $0) ........................................       233,125
                                                                 --------------

            SHORT-TERM INVESTMENT -- 1.95%
            INVESTMENT COMPANY
1,417,616   Federated Investors, Trust for Short-Term
              U.S. Government Securities**
              (cost - $1,417,616) ...............................     1,417,616
                                                                 --------------
            Total Investments -- 100.72%
              (cost  $59,003,388) ...............................    73,129,260
            Liabilities in excess of other
              assets -- (0.72)% .................................     (522,793)
                                                                 --------------
            Net Assets-- 100.00% ................................   $72,606,467
                                                                 --------------
                                                                 --------------

-------------
ADR   American Depositary Receipts.
*     Non-income producing security.
**    Money market fund.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS


                              Focus List Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2000

-------------------------------------------------------------------------------
   SHARES                                                           VALUE
-------------------------------------------------------------------------------
            COMMON STOCKS - 92.75%

            BASIC INDUSTRY: MACHINERY -
            CONSTRUCTION & MINING - 1.32%
   35,000   Terex Corp.*+ .......................................      $503,125
                                                                 --------------

            BASIC INDUSTRY: PAPER & FOREST PRODUCTS - 5.14%
   35,000   Kimberly-Clark Corp. ................................     1,960,000
                                                                 --------------

            CONSUMER: BEVERAGES - 4.25%
   81,000   Pepsi Bottling Group, Inc. (The) ....................     1,620,000
                                                                 --------------

            CONSUMER: RESTAURANTS - 3.79%
   81,000   Darden Restaurants Inc. .............................     1,442,812
                                                                 --------------

            FINANCIAL SERVICES: GOVERNMENT-SPONSORED
            ENTERPRISES - 4.74%
   32,000   Fannie Mae ..........................................     1,806,000
                                                                 --------------

            FOOD: MISCELLANEOUS/DIVERSIFIED - 0.00%
      600   Vlasic Foods International Inc.*+ ...................         1,425
                                                                 --------------

            MEDIA/COMMUNICATIONS: BROADCASTING - 3.88%
   14,800   Time Warner Inc. ....................................     1,480,000
                                                                 --------------

            MEDIA COMMUNICATIONS: BROADCASTING  -
            TV & RADIO - 4.26%
   72,000   USA Networks, Inc.* .................................     1,624,500
                                                                 --------------

            MEDIA COMMUNICATIONS: BROADCASTING: TELEVISION - 3.72%
   25,000   CBS Corp.* ..........................................     1,415,625
                                                                 --------------

            MEDIA: ENTERTAINMENT/SPECIALTY - 4.29%
   40,000   SFX Entertainment, Inc.* ............................     1,632,500
                                                                 --------------

            RETAIL: RESTAURANTS - 7.06%
   60,000   Starbucks Corp.* ....................................     2,688,750
                                                                 --------------

            TECHNOLOGY: COMPUTER SERVICES - 9.55%
   50,200   Affiliated Computer Services, Inc. Class A*               1,907,600
   26,000   BISYS Group Inc. (The)* .............................     1,729,000
                                                                 --------------
                                                                      3,636,600
                                                                 --------------

            TECHNOLOGY: COMPUTERS - 5.20%
   33,000   Immersion Corp.* ....................................     1,980,000
                                                                 --------------

            TECHNOLOGY: COMPUTERS & OFFICE EQUIPMENT - 6.04%
   18,400   EMC Corp.* ..........................................    $2,300,000
                                                                 --------------

            TECHNOLOGY: ELECTRONIC COMPONENTS - 3.15%
   30,000   Solectron Corp.* ....................................     1,201,875
                                                                 --------------

            TECHNOLOGY: ENTERPRISE SOFTWARE - 7.12%
   48,000   Project Software & Development, Inc.* ...............     2,712,000
                                                                 --------------

            TECHNOLOGY: INTERNET/NEWS MEDIA - 8.58%
   35,200   America Online, Inc.* ...............................     2,367,200
   36,000   Ticketmaster Online-CitySearch, Inc. Class B* .......       902,250
                                                                 --------------
                                                                      3,269,450
                                                                 --------------

            TECHNOLOGY: SEMICONDUCTORS - 5.19%
   15,000   Intel Corp. .........................................     1,979,063
                                                                 --------------

            TELECOM SERVICES: WIRELINE - 5.47%
   43,000   Qwest Communications International Inc.*(a)               2,085,500
                                                                 --------------
            Total Common Stocks
              (cost - $25,613,920) ..............................    35,339,225
                                                                 --------------

            SHORT-TERM INVESTMENTS - 12.57%
            INVESTMENT COMPANY - 0.08%
   32,279   Federated Investors, Trust for Short-Term
              U.S. Government Securities**+ .....................        32,279
                                                                 --------------
 PRINCIPAL
  AMOUNT
  (000's)
----------

            U.S. GOVERNMENT AGENCY OBLIGATION - 12.49%
$   4,760   Freddie Mac, Discount Notes, - 6.05%,
              04/03/00+ .........................................     4,758,400
                                                                 --------------
            Total Short-Term Investments
              (cost - $4,790,679) ...............................     4,790,679
                                                                 --------------
            Total Investments  105.32%
              (cost - $30,404,598) ..............................    40,129,904
            Liabilities in excess of other
              assets  (5.32)% ...................................   (2,028,298)
                                                                 --------------
            Net Assets  100.00% .................................   $38,101,606
                                                                 --------------
                                                                 --------------

----------
*     Non-income producing security.
**    Money market fund.
+     Not a Focus List Selection at March 31, 2000.
(a)   Security or a portion thereof is out on loan.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                               Balanced Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2000

-------------------------------------------------------------------------------
   SHARES                                                           VALUE
-------------------------------------------------------------------------------
            COMMON STOCKS - 58.26%
            AEROSPACE & DEFENSE EQUIPMENT - 1.62%
    3,600   United Technologies Corp. ...........................$      227,475
                                                                 --------------

            AUTOMOBILES - 2.45%
    3,700   Ford Motor Co. ......................................       169,969
    2,100   General Motors Corp. ................................       173,906
                                                                 --------------
                                                                        343,875
                                                                 --------------

            BANKS - 1.95%
    6,600   Bank of New York Co., Inc. (The) ....................       274,312
                                                                 --------------

            BROADCASTING - 1.21%
   11,000   Four Media Co.* .....................................       169,812
                                                                 --------------

            CABLE TV - 1.67%
    5,400   Comcast Corp., Class A ..............................       234,225
                                                                 --------------

            CELLULAR TELECOMMUNICATIONS - 0.47%
    1,000   Sprint Corp. (PCS Group)* ...........................        65,312
                                                                 --------------

            COMMERCIAL SERVICES - 2.38%
    9,200   Dun & Bradstreet Corp. (The) ........................       263,350
    3,700   Steiner Leisure Ltd.* ...............................        71,225
                                                                 --------------
                                                                        334,575
                                                                 --------------

            COMMUNICATIONS - 0.87%
    4,300   Data Transmission Network Corp.* ....................       122,281
                                                                 --------------

            COMPUTERS  -  MICRO - 3.45%
    1,700   Hewlett-Packard Co. .................................       225,356
    2,200   International Business Machines Corp. ...............       259,600
                                                                 --------------
                                                                        484,956
                                                                 --------------

            COSMETICS & TOILETRIES - 5.20%
    3,000   Avon Products, Inc. .................................        87,187
    6,500   Gillette Co. (The) ..................................       244,969
    4,600   Kimberly-Clark Corp. ................................       257,600
    2,500   Proctor & Gamble Company (The) ......................       140,625
                                                                 --------------
                                                                        730,381
                                                                 --------------

            CREDIT & FINANCE - 3.39%
    4,600   Fannie Mae ..........................................       259,612
    6,500   SLM Holding Corp. ...................................       216,531
                                                                 --------------
                                                                        476,143
                                                                 --------------

            DIVERSIFIED OPERATIONS - 2.01%
    2,000   Tyco International Ltd.* ............................$       99,750
    8,000   Viad Corp. ..........................................       183,000
                                                                 --------------
                                                                        282,750
                                                                 --------------

            ELECTRONICS - 3.47%
    1,000   Adobe Systems Incorporated ..........................       111,312
    2,000   Intel Corp. .........................................       263,875
      700   Texas Instruments Incorporated ......................       112,000
                                                                 --------------
                                                                        487,187
                                                                 --------------

            FINANCIAL SERVICES - 1.84%
    4,350   Citigroup Inc. ......................................       258,009
                                                                 --------------

            FOOD - MISCELLANEOUS/DIVERSIFIED - 2.24%
    7,500   Heinz (H.J.) Co. ....................................       261,563
    7,000   Hibernia Foods plc - ADR* ...........................        53,375
                                                                 --------------
                                                                        314,938
                                                                 --------------

            HOTELS & MOTELS - 0.35%
    9,800   U.S. Franchise Systems, Inc.* .......................        49,000
                                                                 --------------

            HUMAN RESOURCES - 0.58%
    6,600   Butler International, Inc.* .........................        81,675
                                                                 --------------

            LIFE/HEALTH INSURANCE - 3.94%
    2,300   American General Corp. ..............................       129,088
    4,700   AXA Financial, Inc. .................................       168,613
    3,000   Penn Treaty American Corporation* ...................        50,063
    8,900   Torchmark Inc. ......................................       205,813
                                                                 --------------
                                                                        553,577
                                                                 --------------

            MEDICAL  -  DRUGS - 5.62%
            5,600 Abbott Laboratories ...........................       197,050
    4,000   Baxter International Inc. ...........................       250,750
    1,600   Bristol-Myers Squibb Co. ............................        92,400
   10,000   Impax Laboratories, Inc.* ...........................        43,750
    3,300   Merck & Co., Inc. ...................................       205,013
                                                                 --------------
                                                                        788,963
                                                                 --------------

            MULTIMEDIA - 0.71%
    1,000   Time Warner Inc. ....................................       100,000
                                                                 --------------

The accompanying notes are an integral part of the financial statements.

                              THE BEAR STEARNS FUND

                            PORTFOLIO OF INVESTMENTS
                               BALANCED PORTFOLIO
                                 MARCH 31, 2000

-------------------------------------------------------------------------------
   SHARES                                                           VALUE
-------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            OIL & GAS DRILLING - 0.72%
    4,000   Global Marine Inc.* .................................      $101,500
                                                                 --------------

            OIL COMPANIES - INTEGRATED - 4.43%
      900   Atlantic Richfield Co. ..............................        76,500
    2,800   Exxon Mobile Corp. ..................................       217,875
    4,400   Texaco Inc. .........................................       235,950
    3,100   Unocal Corp. ........................................        92,225
                                                                 --------------
                                                                        622,550
                                                                 --------------

            RADIO - 0.60%
    1,000   Cox Radio, Inc., Class A* ...........................        84,000
                                                                 --------------

            RENTAL AUTO/EQUIPMENT - 0.43%
    3,500   United Rentals, Inc.* ...............................       $60,375
                                                                 --------------

            RETAIL - RESTAURANTS - 1.77%
    6,600   McDonald's Corp. ....................................       247,913
                                                                 --------------

            SAVINGS & LOAN - 1.59%
    8,450   Washington Mutual, Inc. .............................       223,925
                                                                 --------------

            TELEPHONE - INTEGRATED - 3.30%
    4,500   AT&T Corp ...........................................       253,125
    5,000   SBC Communications, Inc. ............................       210,000
                                                                 --------------
                                                                        463,125
                                                                 --------------
            Total Equity Securities
              (cost - $7,480,244) ...............................     8,182,834
                                                                 --------------



----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                       INTEREST      MATURITY
 (000'S)                                                                        RATES       DATES
----------------------------------------------------------------------------------------------------------------------
             LONG-TERM DEBT INVESTMENTS - 40.09%
             CORPORATE OBLIGATIONS - 19.22%
             AUTOMOBILES - 1.06%
$    150     Honda Auto Lease Trust, Series 1999-A Class A4 .....                6.450%     09/16/02          148,374
                                                                                                            ---------

             CHEMICALS - DIVERSIFIED - 1.73%
     250     DuPont (E.I.) de Nemours Co., Notes ................                6.750      09/01/07          243,125
                                                                                                            ---------

             COMPUTER SERVICES - 1.05%
     150     Electronic Data Systems, Notes .....................                6.850      10/15/04          147,938
                                                                                                            ---------

             FINANCIAL - 2.42%
      70     Associates Corp. N.A., Senior Notes ................                6.000      07/15/05           65,538
     100     Finova Capital Corp., Notes                                         7.250      11/08/04           96,000
      50     General Electric Capital Corp., Debentures, Series A                8.850      04/01/05           53,563
     125     Lehman Brothers Holdings Inc., Notes ...............                7.875      11/01/09          125,313
                                                                                                            ---------
                                                                                                              340,414
                                                                                                            ---------

             FOOD & BEVERAGES - 2.88%
      75     Anheuser-Busch Cos., Inc., Notes ...................                6.750      06/01/05           73,500
     150     Safeway Inc., Notes ................................                6.050      11/15/03          144,000
     200     Sara Lee Corp., Medium-Term Notes ..................                6.150      06/19/08          186,500
                                                                                                            ---------
                                                                                                              404,000
                                                                                                            ---------

The accompanying notes are an integral part of the financial statements.

                              THE BEAR STEARNS FUND

                            PORTFOLIO OF INVESTMENTS
                               BALANCED PORTFOLIO
                                 MARCH 31, 2000




-------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                                INTEREST      MATURITY
 (000'S)                                                                                 RATES       DATES           VALUE
-------------------------------------------------------------------------------------------------------------------------------

             LONG-TERM DEBT INVESTMENTS (CONTINUED)

             MEDICAL - DRUGS - 1.44%
$    200     American Home Products, Notes ......................                           7.900%       02/15/05      $202,750
                                                                                                                      ---------

             MORTGAGE BACKED SECURITIES - 2.88%
     100     Conseco Finance Home Equity Loan, Series 2000-B, Class AF2                     7.340         02/15/31      100,016
     100     Green Tree Home Improvement Loan Trust, Series 1998-D, Class HEA3              6.130         08/15/29       98,777
     100     J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9 Class A2         7.770         10/15/32      102,207
     100     UCFC Home Equity Loan, Series 1996-B1 Class A6                                 7.975         02/15/22      104,061
                                                                                                                      ---------
                                                                                                                        405,061
                                                                                                                      ---------

             MULTIMEDIA - 1.51%
     150     Time Warner Inc., Debentures .......................                           6.850         01/15/26      147,750
      75     Time Warner Inc., Senior Notes, Company Guaranteed .                           6.625         05/15/29       64,219
                                                                                                                      ---------
                                                                                                                        211,969
                                                                                                                      ---------

             OIL - 0.65%
     100     Enron Oil & Gas Resources Inc., Notes ..............                           6.000         12/15/08       91,125
                                                                                                                      ---------

             OIL FIELD MACHINERY & EQUIPMENT - 0.68%
     100     Smith International Inc., Senior Notes .............                           7.000         09/15/07       95,375
                                                                                                                      ---------

             RETAIL - 1.58%
     100     Gap, Inc., Notes ...................................                           6.900         09/15/07       98,500
     125     TJX Companies Inc., Notes ..........................                           7.450         12/15/09      123,906
                                                                                                                      ---------
                                                                                                                        222,406
                                                                                                                      ---------

             TELEPHONE - LOCAL - 0.55%
      75     BellSouth Capital Funding, Debentures ..............                          7.875      02/15/30           76,875
                                                                                                                      ---------

             TRANSPORT - RAIL - 0.79%
     125     Burlington North Santa Fe, Debentures ..............                          6.750      03/15/29          110,938
                                                                                                                      ---------
             Total Corporate Obligations (cost - $2,755,712) ....                                                     2,700,350
                                                                                                                      ---------

             U.S. GOVERNMENT OBLIGATIONS - 1.75%
             U.S. TREASURY BONDS - 1.75%
     225     U.S. Treasury Bonds (cost - $239,455) ..............                   6.125-7.500   11/15/16-11/15/27     245,609
                                                                                                                      ---------

             U.S. GOVERNMENT AGENCY OBLIGATIONS - 19.12%
             FANNIE MAE - 13.36%
   1,746     Pass-Thru Pools ....................................                   6.000-8.000   08/01/06-12/01/29   1,683,787
     200     TBA ................................................                         7.000         10/01/25        192,250
                                                                                                                      ---------
                                                                                                                      1,876,037
                                                                                                                      ---------

The accompanying notes are an integral part of the financial statements.

                              THE BEAR STEARNS FUND

                            PORTFOLIO OF INVESTMENTS
                               BALANCED PORTFOLIO
                                 MARCH 31, 2000




-------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                                INTEREST      MATURITY
 (000'S)                                                                                 RATES       DATES           VALUE
-------------------------------------------------------------------------------------------------------------------------------
             LONG-TERM DEBT INVESTMENTS (CONTINUED)

             FREDDIE MAC - 0.36%
$     53     Pass-Thru Pools ....................................                         7.000%        5/01/26         $51,085
                                                                                                                      ---------

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 5.40%
     650     Pass-Thru Pools ....................................                   6.500-8.500     07/15/17-06/15/28   633,932
     125     TBA ................................................                         7.500     03/15/25            123,906
                                                                                                                      ---------
                                                                                                                        757,838
                                                                                                                      ---------
             Total U.S. Government Agency Obligations (cost - $2,773,613)                                             2,684,960
                                                                                                                      ---------
             Total Long-Term Debt Investments
               (cost - $5,768,780) ..............................                                                     5,630,919
                                                                                                                      ---------


 SHARES
-----------

             SHORT-TERM INVESTMENTS -- 3.28%
             INVESTMENT COMPANY - 1.15%
 161,911     Federated Investors, Trust for Short-Term U.S. Government Securities(1)**      5.620        --             161,911
                                                                                                                      ---------

 PRINCIPAL
  AMOUNT
  (000'S)
-----------

             U.S. GOVERNMENT AGENCY OBLIGATION - 2.13%
$    300     Fannie Mae, Discount Notes(1) ......................                          5.830   04/13/00-04/19/00    299,296
                                                                                                                    -----------
             Total Short-Term Investments (cost - $461,207) .....                                                       461,207
                                                                                                                    -----------
             Total Investments  101.63% (cost - $13,710,231) ....                                                    14,274,960
             Liabilities in excess of other assets -- (1.63)% ...                                                     (228,544)
                                                                                                                    -----------
             Net Assets -- 100.00% ..............................                                                   $14,046,416
                                                                                                                    -----------
                                                                                                                    -----------

---------
ADR   American Depositary Receipts.
*     Non-income producing security.
**    Money market fund.
(1)   A portion of which was segregated as collateral for TBA securities.
TBA   To Be Announced.

The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS

                        INTERNATIONAL EQUITY PORTFOLIO
                           PORTFOLIO OF INVESTMENTS

                               MARCH 31, 2000


-------------------------------------------------------------------------------
 SHARES                                                                 VALUE
-------------------------------------------------------------------------------
            COMMON STOCKS  84.80%

            AUSTRALIA - 0.62%
            MULTIMEDIA - 0.62%
   42,300   The News Corporation Ltd.
              (cost - $619,786) .................................     $ 591,063
                                                                    -----------
            CANADA - 3.73%
            COMMUNICATIONS SOFTWARE - 0.79%
    7,100   Research in Motion Ltd.* ............................       756,150
                                                                    -----------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 1.28%
    6,000   PMC-Sierra, Inc.* ...................................     1,222,125
                                                                    -----------

            INTERNET SOFTWARE - 0.33%
    2,500   724 Solutions, Inc.* ................................       311,250
                                                                    -----------

            TELECOMMUNICATION EQUIPMENT - 1.33%
   10,100   Nortel Networks Corp. ...............................     1,272,600
                                                                    -----------
            Total Canada (cost - $2,762,731) ....................     3,562,125
                                                                    -----------

            FINLAND - 6.43%
            TELECOMMUNICATION EQUIPMENT - 4.19%
   18,900   Nokia Oyj, Class A ..................................     3,996,766
                                                                    -----------

            TELECOMMUNICATION SERVICES - 2.24%
   31,300   Sonera Oyj ..........................................     2,135,445
                                                                    -----------
            Total Finland (cost - $4,397,534) ...................     6,132,211
                                                                    -----------

            FRANCE - 6.03%
            COMPUTER SERVICES - 1.29%
    4,550   Cap Gemini SA .......................................     1,232,118
                                                                    -----------

            COMPUTERS - INTEGRATED SYSTEMS - 1.05%
   12,100   Equant NV* ..........................................     1,003,827
                                                                    -----------

            DIVERSIFIED OPERATIONS - 0.40%
    3,300   Vivendi .............................................       380,501
                                                                    -----------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 3.29%
   17,100   STMicroelectronics NV ...............................     3,141,608
                                                                    -----------
            Total France (cost - $4,859,327) ....................     5,758,054
                                                                    -----------

            GERMANY - 7.19%
            DIVERSIFIED MANUFACTURING OPERATIONS - 1.26%
    8,500   Siemans AG ..........................................     1,199,680
                                                                    -----------

            GERMANY (CONTINUED)
            ELECTRONIC COMPONENTS - MISCELLANEOUS - 2.17%
   15,800   Epcos AG* ...........................................   $ 2,071,249
                                                                    -----------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 0.40%
    7,400   Infineon Technologies AG ............................       382,367
                                                                    -----------

            ENTERPRISE SOFTWARE/SERVICES - 1.33%
    1,730   SAP AG ..............................................     1,270,513
                                                                    -----------

            INTERNET SOFTWARE - 0.68%
    8,500   Fantastic Corp.* ....................................       239,936
      900   Intershop Communications AG* ........................       409,063
                                                                    -----------
                                                                        648,999
                                                                    -----------

            MONEY CENTER BANKS - 0.51%
    7,300   Deutsche Bank AG ....................................       485,121
                                                                    -----------

            MULTI-LINE INSURANCE - 0.84%
    1,950   Allianz AG ..........................................       803,272
                                                                    -----------
            Total Germany (cost - $6,492,903) ...................     6,861,201
                                                                    -----------

            HONG KONG - 2.99%
            DIVERSIFIED OPERATIONS - 1.29%
   45,000   Citic Pacific Ltd. ..................................       272,780
   53,000   Hutchinson Whampoa Ltd. .............................       956,335
                                                                    -----------
                                                                      1,229,115
                                                                    -----------

            REAL ESTATE DEVELOPMENT - 0.56%
   36,000   Cheung Kong (Holdings) Ltd. .........................       538,625
                                                                    -----------

            TELEVISION - 1.14%
  122,000   Television Broadcasts Ltd. ..........................     1,085,019
                                                                    -----------
            Total Hong Kong (cost - $2,266,393) .................     2,852,759
                                                                    -----------

            ISRAEL - 0.88%
            COMPUTER DATA SECURITY - 0.88%
    4,900   Check Point Software Technologies Ltd.*
              (cost - $538,194) .................................       838,206
                                                                    -----------

            ITALY - 0.24%
            CELLULAR TELECOMMUNICATIONS - 0.24%
   18,900   Telecom Italia Mobile SpA
              (cost - $270,443) .................................       230,962
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS

                        INTERNATIONAL EQUITY PORTFOLIO
                           PORTFOLIO OF INVESTMENTS

                               MARCH 31, 2000





-------------------------------------------------------------------------------
 SHARES                                                                 VALUE
-------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            JAPAN - 31.51%
            AUDIO/VIDEO PRODUCTS - 2.70%
   18,200   Sony Corp. ..........................................   $ 2,573,002
                                                                    -----------

            CELLULAR TELECOMMUNICATIONS - 3.74%
    8,700   NTT Mobile Communications Network, Inc. .............     3,571,100
                                                                    -----------

            COMPUTER SERVICES - 0.18%
    1,000   Fujitsu Support & Service, Inc. .....................       168,771
                                                                    -----------

            DATA PROCESSING/MANAGEMENT - 0.21%
      700   Trans Cosmos Inc. ...................................       197,923
                                                                    -----------

            ELECTRONIC COMPONENTS - MISCELLANEOUS - 5.33%
    1,300   Kyocera Corp. .......................................       217,501
   16,000   Murata Manufacturing Co., Ltd. ......................     3,892,165
   33,000   NEC Corp. ...........................................       974,894
                                                                    -----------
                                                                      5,084,560
                                                                    -----------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 4.29%
    4,200   Rohm Company Ltd. ...................................     1,461,902
   17,400   Tokyo Electron Ltd. .................................     2,629,551
                                                                    -----------
                                                                      4,091,453
                                                                    -----------

            ELECTRONIC MEASUREMENT INSTRUMENTS - 0.32%
      770   Keyence Corp. .......................................       307,805
                                                                    -----------

            FINANCE - INVESTMENT BANKING/BROKERAGE - 4.70%
  205,100   The Nikko Securities Co., Ltd. ......................     3,107,545
   42,000   The Nomura Securities Co., Ltd. .....................     1,371,813
                                                                    -----------
                                                                      4,479,358
                                                                    -----------

            INTERNET CONTENT - 2.99%
    3,200   SOFTBANK Corp. ......................................     2,854,774
                                                                    -----------

            INTERNET SOFTWARE - 0.29%
    4,000   Internet Initiative Japan Inc., ADR* ................       279,000
                                                                    -----------

            MEDICAL - DRUGS - 0.06%
      800   Takeda Chemical Industries, Ltd. ....................        56,939
                                                                    -----------

            PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 0.40%
   10,000   Nikon Corp. .........................................       384,146
                                                                    -----------
            JAPAN (CONTINUED)
            RETAIL - CONVENIENCE STORES - 0.08%
      700   Seven-Eleven Japan Co., Ltd. ........................      $ 80,534
                                                                    -----------
            TELECOMMUNICATION EQUIPMENT - 2.70%
   14,000   Matsushita Communication Industrial Co., Ltd. .......     2,579,827
                                                                    -----------

            TELECOMMUNICATION SERVICES - 0.67%
    3,400   NTT Data Corp. ......................................       639,789
                                                                    -----------

            TELEPHONE - INTEGRATED - 2.85%
    6,400   Japan Telecom Co., Ltd. .............................     2,714,375
                                                                    -----------
            Total Japan (cost - $21,878,615) ....................    30,063,356
                                                                    -----------
            MEXICO - 0.32%
            BROADCAST SERVICES/PROGRAMMING - 0.32%
    4,500   Grupo Televisa SA*
              (cost  $274,078) ..................................       306,000
                                                                    -----------
            NETHERLANDS - 4.75%
            COMPUTER SERVICES - 1.56%
    9,400   CMG plc .............................................       811,764
    8,800   Getronics NV ........................................       672,797
                                                                    -----------
                                                                      1,484,561
                                                                    -----------

            COMPUTERS - INTEGRATED SYSTEMS - 2.15%
   18,400   ASM Lithography Holding NV* .........................     2,054,676
                                                                    -----------

            ELECTRONIC COMPONENTS - MISCELLANEOUS - 0.90%
    5,136   Koninklijke (Royal) Philips Electronics NV ..........       862,987
                                                                    -----------

            MEDICAL - BIOMEDICAL/GENETICS - 0.14%
    1,000   QIAGEN N.V.* ........................................       136,000
                                                                    -----------
            Total Netherlands (cost  $3,957,857) ................     4,538,224
                                                                    -----------

            SOUTH KOREA - 2.45%
            ELECTRONIC PRODUCTS - MISCELLANEOUS - 2.45%
   13,100   Samsung Electronics, GDR+
              (cost  $1,770,247) ................................     2,337,695
                                                                    -----------
            SPAIN - 0.45%
            INTERNET CONTENT - 0.45%
    5,300   Terra Networks, SA*
              (cost  $651,778) ..................................       426,761
                                                                    -----------

            SWEDEN - 6.40%
            ENGINEERING/R & D SERVICES - 0.36%
    2,900   ABB Ltd. ............................................       341,689
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS

                        INTERNATIONAL EQUITY PORTFOLIO
                           PORTFOLIO OF INVESTMENTS

                               MARCH 31, 2000


-------------------------------------------------------------------------------
 SHARES                                                                 VALUE
-------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            SWEDEN (CONTINUED)
            SECURITY SERVICES - 0.64%
   25,200   Securitas AB, Class B Shares ........................     $ 609,583
                                                                    -----------

            TELECOMMUNICATION EQUIPMENT - 3.76%
   38,200   Telefonaktiebolaget (L.M.) Ericsson, ADR ............     3,583,637
                                                                    -----------

            TELECOMMUNICATION SERVICES - 1.64%
   18,200   NetCom AB* ..........................................     1,569,327
                                                                    -----------
            Total Sweden (cost - $4,358,233) ....................     6,104,236
                                                                    -----------

            SWITZERLAND - 0.87%
            MEDICAL - BIOMEDICAL/GENETICS - 0.87%
      220   Ares-Serono Group, Class B Shares
              (cost - $646,968) .................................       828,291
                                                                    -----------

            UNITED KINGDOM - 9.62%
            CABLE TV - 0.21%
    7,600   British Sky Broadcasting Group plc Ord 50p ..........       201,263
                                                                    -----------

            CELLULAR TELECOMMUNICATIONS - 2.65%
  454,269   Vodafone AirTouch plc ord 0.10p .....................     2,525,563
                                                                    -----------

            COMPUTER DATA SECURITY - 0.88%
    6,100   Baltimore Technologies plc Ord 1p* ..................       836,894
                                                                    -----------

            COMPUTER SERVICES - 1.16%
   32,900   Logica plc Ord 10p* .................................     1,102,718
                                                                    -----------

            COMPUTERS - INTEGRATED SYSTEMS - 0.45%
    6,400   Psion plc Ord 5p ....................................       424,937
                                                                    -----------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 0.49%
    7,700   ARM Holdings plc Ord 0.25p* .........................       465,556
                                                                    -----------

            MEDICAL - BIOMEDICAL/GENETICS - 0.18%
    5,200   Cambridge Antibody Technology Group
              plc Ord 10p* ......................................       169,022
                                                                    -----------

            MEDICAL - DRUGS - 0.58%
   27,100   Shire Pharmaceuticals Group plc
              Ord 5p* ...........................................       456,537
   54,900   SkyePharma plc Ord 10p* .............................        96,340
                                                                    -----------
                                                                        552,877
                                                                    -----------

            UNITED KINGDOM (CONTINUED)
            MULTIMEDIA - 0.18%
    5,000   Pearson plc Ord 25p .................................     $ 173,967
                                                                    -----------

            TELECOMMUNICATION SERVICES - 2.22%
   44,500   COLT Telecom Group plc Ord 25p* .....................     2,119,077
                                                                    -----------

            TELEVISION - 0.19%
   15,000   Carlton Communications plc Ord 5p ...................       181,984
                                                                    -----------

            THERAPEUTICS - 0.43%
   22,600   Celltech Group plc Ord 50p* .........................       409,572
                                                                    -----------
            Total United Kingdom
              (cost - $8,164,240) ...............................     9,163,430
                                                                    -----------
            UNITED STATES - 0.32%
            FINANCE - INVESTMENT BANKING/BROKERAGE - 0.32%
   12,200   TD Waterhouse Group, Inc.*
              (cost - $240,890) .................................       305,000
                                                                    -----------
            Total Common Stocks
              (cost - $64,150,217) ..............................    80,899,574
                                                                    -----------
            SHORT-TERM INVESTMENTS -- 13.11%
            UNITED STATES - 13.11%
            INVESTMENT COMPANY - 0.54%
  515,171   Federated Investors, Trust for Short-term
            U.S. Government Securities** ........................       515,171
                                                                    -----------

 PRINCIPAL
  AMOUNT
  (000'S)
-----------
            U.S. GOVERNMENT AGENCY OBLIGATION - 12.57%
$  12,000   Freddie Mac, Discount Notes .........................    11,995,966
                                                                    -----------
            Total Short-Term Investments
              (cost - $12,511,137) ..............................    12,511,137
                                                                    -----------
            Total Investments  97.91%
              (cost - $76,661,354) ..............................    93,410,711
            Other assets in excess of
              liabilities  2.09% ................................     1,991,115
                                                                    -----------
            Net Assets  100.00% .................................   $95,401,826
                                                                    -----------
                                                                    -----------

-------------
ADR   American Depositary Receipts.
GDR   Global Depositary Receipts.
*     Non-income producing security.
**    Money market fund.
+ SECRule 144A security, such securities are traded only among "qualified institutional buyers."

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       STATEMENTS OF ASSETS & LIABILITIES

                                 MARCH 31, 2000

                                                               LARGE CAP     SMALL CAP                               INTERNATIONAL
                                   S&P STARS   THE INSIDERS      VALUE         VALUE       FOCUS LIST    BALANCED       EQUITY
                                   PORTFOLIO   SELECT FUND     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                -------------- ------------- ------------- ------------- ------------- ------------- -------------
ASSETS
   Investments, at value
     (cost - $998,325,322,
     $23,281,025, $13,267,970,
     $59,003,388, $30,404,598,
     $13,710,231 and
     $76,661,354, respectively).$1,441,147,885   $28,497,209   $16,270,661   $73,129,260   $40,129,904   $14,274,960   $93,410,711
   Collateral received for
     securities loaned..........    40,200,600            --            --            --     2,000,000            --            --
   Receivable for investments
     sold.......................    34,901,509            --            --       799,501            --            --       236,518
   Receivable for Portfolio
     shares sold................    21,929,148        22,017        15,807       199,293      174,806             --     2,247,925
   Dividends, interest and
     reclaims receivable,
     if any.....................       518,163        37,803        25,371        27,312       16,196         69,871        74,149
   Receivable from investment
     adviser....................            --        24,939        24,249           430       21,117         35,293            --
   Deferred organization
     expenses and other assets..        82,379        41,811        24,911        27,191       56,503         69,322        84,125
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
        Total assets............ 1,538,779,684    28,623,779    16,360,999    74,182,987    42,398,526    14,449,446    96,053,428
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
LIABILITIES
   Payable for investments
     purchased..................    49,823,082            --            --       900,729     1,885,739       314,047       136,851
   Payable upon return of
     securities loaned..........    40,200,600            --            --            --     2,000,000            --            --
   Payable for Portfolio shares
     repurchased................     2,625,948       123,362       166,415       513,671       297,513        16,516       295,775
   Distribution and service
     fees payable
     (Class A, B, and C shares).     1,877,369        55,884        21,875        68,875        58,184        13,361       108,539
   Administration fee payable...       169,424         3,598         1,518         9,305         4,090         1,235        11,417
   Advisory fee payable.........       532,592            --            --            --            --            --        41,038
   Custodian fee payable........        10,010         8,335         1,130         1,566         2,420         2,614         1,205
   Accrued expenses.............       489,101        72,272        44,188        82,374        48,974        55,257        56,777
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
         Total liabilities......    95,728,126       263,451       235,126     1,576,520     4,296,920       403,030       651,602
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
NET ASSETS
   Capital stock, $0.001
     par value (unlimited
     shares of beneficial
     interest authorized).......        39,830         1,693           968         3,146         1,806         1,117         3,441
   Paid-in capital..............   970,775,645    21,400,919    13,125,149    51,683,749    28,768,066    14,138,494    77,737,516
   Undistributed net investment
     income.....................            --            --        26,534            --            --         6,787            --
   Accumulated net realized
     gain/(loss) on investments,
     securities sold short,
     options and foreign currency
     related transactions, if any   29,413,520     1,741,532       (29,469)    6,793,700      (393,572)     (664,711)      907,149
   Net unrealized appreciation on
     investments, option and
     foreign currency related
     transactions, if any.......   442,822,563     5,216,184     3,002,691    14,125,872     9,725,306       564,729    16,753,720
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
        Net assets..............$1,443,051,558   $28,360,328   $16,125,873   $72,606,467   $38,101,606   $14,046,416   $95,401,826
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
CLASS A
   Net assets...................$  673,550,014   $15,187,557   $ 7,950,561   $24,086,718   $22,580,030   $ 3,788,816   $61,508,126
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
   Shares of beneficial
     interest outstanding.......    18,493,132       898,653       475,906     1,042,492     1,064,754       301,842     2,209,623
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
   Net asset value per share....        $36.42        $16.90        $16.71        $23.10        $21.21        $12.55        $27.84
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
   Maximum offering price
     per share (net asset
     value plus sales charge
     of 5.50*% of the
     offering price)............        $38.54        $17.88        $17.68        $24.44        $22.44        $13.28        $29.46
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
CLASS B
   Net assets...................$  300,692,734   $ 5,469,351   $ 1,378,567   $ 4,030,016   $ 9,123,695   $ 1,872,973   $15,655,897
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
   Shares of beneficial
     interest outstanding.......     8,391,498       330,595        83,603       176,783       435,839       150,206       568,948
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
   Net asset value and
     offering price per share**         $35.83        $16.54        $16.49        $22.80        $20.93        $12.47        $27.52
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
CLASS C
   Net assets...................$  314,793,978   $ 6,907,651   $ 3,359,048   $13,398,809   $ 6,397,881   $ 1,583,415   $18,237,803
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
   Shares of beneficial
     interest outstanding.......     8,788,814       417,647       203,014       587,784       305,464       127,015       662,793
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
   Net asset value and
    offering price per share**..        $35.82        $16.54        $16.55        $22.80        $20.94        $12.47        $27.52
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
CLASS Y
   Net assets...................$  154,014,832   $   795,769   $ 3,437,697   $31,090,924            --   $ 6,801,212            --
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
   Shares of beneficial
    interest outstanding........     4,156,493        46,564       205,451     1,338,507            --       537,934            --
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
   Net asset value, offering
     and redemption
     price per share............        $37.05        $17.09        $16.73        $23.23            --        $12.64            --
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------

------------
*   On investments of $50,000 or more, the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS

                           STATEMENTS OF OPERATIONS

                   FOR THE FISCAL YEAR ENDED MARCH 31, 2000

                                                               LARGE CAP     SMALL CAP                               INTERNATIONAL
                                   S&P STARS   THE INSIDERS      VALUE         VALUE       FOCUS LIST    BALANCED       EQUITY
                                   PORTFOLIO   SELECT FUND     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                -------------- ------------- ------------- ------------- ------------- ------------- -------------
INVESTMENT INCOME
   Dividends...................   $  2,515,944 $     597,034 $     374,795 $     311,173 $      80,350 $     171,995 $     140,142
   Interest....................        162,883       113,433        29,226       172,724       107,760       576,496       191,534
      Less: Foreign taxes
            withheld...........        (12,293)       (4,394)         (505)           --        (4,598)         (122)      (11,714)
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
                                     2,666,534       706,073       403,516       483,897       183,512       748,369       319,962
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
EXPENSES
   Advisory fees...............      5,423,504       233,347       148,333       478,893       152,064       122,347       323,468
   Distribution and
    service fees - Class A.....      1,728,411       107,664        45,082       103,526        60,899        22,544       101,146
   Distribution and
    service fees - Class B.....      1,298,365        75,266        17,711        33,413        62,809        20,560        58,422
   Distribution and
    service fees - Class C.....      1,623,394       104,263        47,396       122,343        49,326        15,911        62,755
   Transfer agent fees and expenses    803,862       171,361       152,054       158,377       114,071       163,437       131,410
   Accounting fees.............        496,050       127,821        91,804       145,164        90,839       108,840       108,251
   Administration fees.........      1,084,891        60,652        29,667        95,666        35,090        28,234        48,520
   Federal and state
    registration fees..........        251,115        57,179        43,217        46,176        47,654        43,648        53,068
   Legal and auditing fees.....        104,999        58,142        46,763        75,392        42,751        43,303        46,499
   Custodian fees and expenses.         91,769        20,062         8,718        15,705        12,810        11,493        23,699
   Amortization of organization
    expenses...................         40,875        36,219        15,981        21,571         7,928        10,755        12,235
   Reports and notices to
    shareholders...............        210,237        15,057         3,875        29,650         5,377         3,109         5,999
   Insurance expenses..........          7,164         6,369         6,033         6,369         6,030         5,974         5,919
   Trustees' fees and expenses.          6,000         4,392         3,989         5,720         4,079         4,083         4,000
   Other.......................         52,591         3,784         1,753         8,338         2,850         2,661         1,802
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
       Total expenses before
         waivers and related
         reimbursements........     13,223,227     1,081,578       662,376     1,346,303       694,577       606,899       987,193
       Less: waivers and related
         reimbursements........     (1,311,869)     (328,584)     (353,406)     (445,351)     (310,842)     (416,200)     (360,396)
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
       Total expenses after
         waivers and related
         reimbursements........     11,911,358       752,994       308,970       900,952       383,735       190,699       626,797
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
   Net investment income/(loss)     (9,244,824)      (46,921)       94,546      (417,055)     (200,223)      557,670      (306,835)
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
   Net realized gain/(loss) from:
     Investments...............     47,607,437     1,745,520     1,365,082    10,998,429       259,848      (495,495)    2,376,755
     Foreign currency
      related transactions.....             --            --            --            --            --            --      (863,938)
   Net change in unrealized
    appreciation on:
     Investments...............    333,805,696    (1,591,810)   (2,343,259)    9,879,006     5,563,489      (468,033)   14,941,435
     Foreign currency
       related transactions....             --            --            --            --            --            --         5,189
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
   Net realized and
     unrealized gain/(loss)
     on investments............    381,413,133       153,710      (978,177)   20,877,435     5,823,337      (963,52 8)  16,459,441
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
   NET INCREASE/(DECREASE) IN
     NET ASSETS RESULTING FROM
     OPERATIONS................ $  372,168,309   $   106,789   $  (883,631)  $20,460,380   $ 5,623,114   $  (405,858)  $16,152,606
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------
                                --------------   -----------   -----------   -----------   -----------   -----------   -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                              S&P STARS PORTFOLIO       THE INSIDERS SELECT FUND    LARGE CAP VALUE PORTFOLIO
                                          ----------------------------  --------------------------  ------------------------
                                                    FOR THE                      FOR THE                    FOR THE
                                                  FISCAL YEARS                 FISCAL YEARS               FISCAL YEARS
                                                 ENDED MARCH 31,              ENDED MARCH 31,            ENDED MARCH 31,
                                          ----------------------------  --------------------------  ------------------------
                                               2000           1999          2000          1999         2000         1999
                                          --------------  ------------  ------------  ------------  -----------  -----------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS
  Net investment income/(loss)..........  $  (9,244,824)  $ (2,293,626) $    (46,921) $      9,925  $    94,546  $   119,515
  Net realized gain/(loss) from
    investments and foreign currency
    related transactions, if any........     47,607,437      5,095,349     1,745,520       434,689    1,365,082    1,012,884
  Net change in unrealized
    appreciation/(depreciation) on
    investments and foreign currency
    related transactions, if any........    333,805,696    69,260,476    (1,591,810)     (424,713)  (2,343,259)    (291,673)
                                          --------------  ------------  ------------  ------------  -----------  -----------
  Net increase/(decrease) in net
    assets, resulting from operations...    372,168,309    72,062,199       106,789        19,901     (883,631)     840,726
                                          --------------  ------------  ------------  ------------  -----------  -----------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment income
    Class A shares......................              --            --            --            --      (45,967)     (52,112)
    Class B shares......................              --            --            --            --           --       (4,736)
    Class C shares......................              --            --            --            --           --       (3,697)
    Class Y shares......................              --            --        (9,925)           --      (39,260)     (58,015)
                                          --------------  ------------  ------------  ------------  -----------  -----------
                                                      --            --        (9,925)           --      (85,227)    (118,560)
                                          --------------  ------------  ------------  ------------  -----------  -----------
  Net realized capital gains
    Class A shares......................      (3,841,879)   (6,112,211)     (231,030)   (1,358,815)    (965,266)    (807,345)
    Class B shares......................      (1,534,789)     (944,991)      (81,221)     (434,161)    (187,749)    (114,321)
    Class C shares......................      (1,797,757)   (3,004,046)     (115,814)     (675,728)    (456,258)    (474,805)
    Class Y shares......................        (878,492)   (1,819,866)      (10,614)      (54,124)    (412,235)    (487,820)
                                          --------------  ------------  ------------  ------------  -----------  -----------
                                              (8,052,917)  (11,881,114)     (438,679)   (2,522,828)  (2,021,508)  (1,884,291)
                                          --------------  ------------  ------------  ------------  -----------  -----------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares..     798,042,336   370,960,712     5,111,644    26,721,919    4,435,664    9,602,484
  Cost of shares repurchased............    (132,359,417) (250,991,253)  (22,466,125)  (18,667,292)  (8,787,784)  (9,537,890)
  Shares issued in reinvestment of
    dividends...........................       7,667,498    11,062,277       419,532     2,358,103    1,889,844    1,621,941
                                          --------------  ------------  ------------  ------------  -----------  -----------
  Net increase/(decrease) in net assets
    derived from shares of beneficial
    interest transactions...............     673,350,417   131,031,736   (16,934,949)   10,412,730   (2,462,276)   1,686,535
                                          --------------  ------------  ------------  ------------  -----------  -----------
  Total increase/(decrease) in net
    assets..............................   1,037,465,809   191,212,821   (17,276,764)    7,909,803   (5,452,642)     524,410
NET ASSETS
  Beginning of year.....................     405,585,749   214,372,928    45,637,092    37,727,289   21,578,515   21,054,105
                                          --------------  ------------  ------------  ------------  -----------  -----------
  End of year*..........................  $1,443,051,558  $405,585,749  $ 28,360,328  $ 45,637,092  $16,125,873  $21,578,515
                                          --------------  ------------  ------------  ------------  -----------  -----------
                                          --------------  ------------  ------------  ------------  -----------  -----------

---------
  * Includes undistributed net investment income as follows:

                                  FOR THE FISCAL YEARS ENDED
                              ---------------------------------
                              MARCH 31, 2000     MARCH 31, 1999
                              --------------     --------------
The Insiders Select Fund            --              $  9,925
Large Cap Value Portfolio        $26,534              17,215
Balanced Portfolio                 6,787              36,656

The accompanying notes are an integral part of the financial statements.

                                                                                                INTERNATIONAL EQUITY
        SMALL CAP VALUE PORTFOLIO       FOCUS LIST PORTFOLIO         BALANCED PORTFOLIO               PORTFOLIO
       ---------------------------   -------------------------   -------------------------   --------------------------
                  FOR THE                      FOR THE                     FOR THE                     FOR THE
               FISCAL YEARS                 FISCAL YEARS                FISCAL YEARS                FISCAL YEARS
              ENDED MARCH 31,              ENDED MARCH 31,             ENDED MARCH 31,             ENDED MARCH 31,
       ---------------------------   -------------------------   -------------------------   --------------------------
           2000           1999           2000          1999         2000           1999         2000            1999
       ------------   ------------   -----------   -----------   -----------   -----------   ------------   -----------
       $   (417,055)  $   (350,567)  $  (200,223)  $   (82,665)  $   557,670   $   447,144   $   (306,835)  $   (20,982)

         10,998,429        262,412       259,848      (653,420)     (495,495)     (169,216)     1,512,817        15,991

          9,879,006    (15,312,529)    5,563,489     3,662,162      (468,033)      426,454     14,946,624       848,548
       ------------   ------------   -----------   -----------   -----------   -----------   ------------   -----------

         20,460,380    (15,400,684)    5,623,114     2,926,077      (405,858)      704,382     16,152,606       843,557
       ------------   ------------   -----------   -----------   -----------   -----------   ------------   -----------

                 --             --            --            --      (138,819)     (121,594)            --        (1,421)
                 --             --            --            --       (61,758)      (32,964)            --          (530)
                 --             --            --            --       (48,967)      (21,505)            --          (510)
                 --             --            --            --      (337,995)     (251,191)            --            --
       ------------   ------------   -----------   -----------   -----------   -----------   ------------   -----------
                 --             --            --            --      (587,539)     (427,254)            --        (2,461)
       ------------   ------------   -----------   -----------   -----------   -----------   ------------   -----------

         (1,277,255)    (1,150,703)           --        (7,560)           --        (3,931)      (207,812)           --
           (205,466)      (141,517)           --        (5,323)           --        (1,206)       (59,979)           --
           (731,213)      (714,120)           --        (4,143)           --          (703)       (54,225)           --
         (1,836,155)    (1,268,782)           --            --            --        (6,483)            --            --
       ------------   ------------   -----------   -----------   -----------   -----------   ------------   -----------
         (4,050,089)    (3,275,122)           --       (17,026)           --       (12,323)      (322,016)           --
       ------------   ------------   -----------   -----------   -----------   -----------   ------------   -----------


         14,008,142     45,379,051    23,255,511     7,301,185     4,617,733     8,698,719     77,620,077     8,180,925
        (17,845,914)   (48,453,172)   (5,082,971)   (3,208,556)   (7,783,192)   (2,836,127)   (12,659,470)   (2,716,280)
          3,599,234      2,949,510            --        16,732       407,602       230,561        229,035         1,297
       ------------   ------------   -----------   -----------   -----------   -----------   ------------   -----------

           (238,538)      (124,611)   18,172,540     4,109,361    (2,757,857)    6,093,153     65,189,642     5,465,942
       ------------   ------------   -----------   -----------   -----------   -----------   ------------   -----------

         16,171,753    (18,800,417)   23,795,654     7,018,412    (3,751,254)    6,357,958     81,020,232     6,307,038

         56,434,714     75,235,131    14,305,952     7,287,540    17,797,670    11,439,712     14,381,594     8,074,556
       ------------   ------------   -----------   -----------   -----------   -----------   ------------   -----------
       $ 72,606,467   $ 56,434,714   $38,101,606   $14,305,952   $14,046,416   $17,797,670   $ 95,401,826   $14,381,594
       ------------   ------------   -----------   -----------   -----------   -----------   ------------   -----------
       ------------   ------------   -----------   -----------   -----------   -----------   ------------   -----------

                        THE BEAR STEARNS FUNDS

                         FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

                                                              NET                       NET
                                                             ASSET        NET       REALIZED AND     DIVIDENDS   DISTRIBUTIONS
                                                            VALUE,    INVESTMENT     UNREALIZED       FROM NET     FROM NET
                                                           BEGINNING    INCOME/    GAIN/(LOSS) ON    INVESTMENT    REALIZED
                                                           OF PERIOD  (LOSS)**(1)  INVESTMENTS**(2)    INCOME    CAPITAL GAINS
                                                           ---------  -----------  ----------------  ----------  -------------
S&P STARS PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2000...............    $24.39     $(0.21)        $12.53             --          $(0.29)
  For the fiscal year ended March 31, 1999...............     19.97      (0.12)          5.46             --           (0.92)
  For the fiscal year ended March 31, 1998...............     16.13      (0.13)          6.69             --           (2.72)
  For the fiscal year ended March 31, 1997...............     14.92      (0.09)          2.63             --           (1.33)
  For the period April 3, 1995* through March 31, 1996...     12.00        --            3.31             --           (0.39)
CLASS B
  For the fiscal year ended March 31, 2000...............     24.11      (0.27)         12.28             --           (0.29)
  For the fiscal year ended March 31, 1999...............     19.86      (0.12)          5.29             --           (0.92)
  For the period January 5, 1998* through March 31, 1998.     17.37      (0.04)          2.53             --             --
CLASS C
  For the fiscal year ended March 31, 2000...............     24.10      (0.30)         12.31             --           (0.29)
  For the fiscal year ended March 31, 1999...............     19.85      (0.22)          5.39             --           (0.92)
  For the fiscal year ended March 31, 1998...............     16.06      (0.22)          6.65             --           (2.64)
  For the fiscal year ended March 31, 1997...............     14.86      (0.17)          2.62             --           (1.25)
  For the period April 3, 1995* through March 31, 1996...     12.00      (0.06)          3.28             --           (0.36)
CLASS Y
  For the fiscal year ended March 31, 2000...............     24.68      (0.12)         12.78             --           (0.29)
  For the fiscal year ended March 31, 1999...............     20.11      (0.05)          5.54             --           (0.92)
  For the fiscal year ended March 31, 1998...............     16.23      (0.05)          6.74             --           (2.81)
  For the fiscal year ended March 31, 1997...............     14.97      (0.02)          2.66             --           (1.38)
  For the period August 7, 1995* through March 31, 1996..     14.13       0.07           1.20          $(0.03)         (0.40)

THE INSIDERS SELECT FUND
CLASS A
  For the fiscal year ended March 31, 2000...............     17.02        --          0.07               --           (0.19)
  For the fiscal year ended March 31, 1999...............     17.88        --         (0.01)              --           (0.85)
  For the fiscal year ended March 31, 1998...............     14.58        --          6.30               --           (3.00)
  For the fiscal year ended March 31, 1997...............     14.00       0.02         2.48             (0.01)         (1.91)
  For the period June 16, 1995* through March 31, 1996...     12.00       0.03         1.98             (0.01)           --
CLASS B
  For the fiscal year ended March 31, 2000...............     16.75      (0.05)        0.03               --           (0.19)
  For the fiscal year ended March 31, 1999...............     17.69        --         (0.09)              --           (0.85)
  For the period January 6, 1998* through March 31, 1998.     15.72       0.01         1.96               --             --
CLASS C
  For the fiscal year ended March 31, 2000...............     16.74      (0.05)        0.04               --           (0.19)
  For the fiscal year ended March 31, 1999...............     17.68        --         (0.09)              --           (0.85)
  For the fiscal year ended March 31, 1998...............     14.48      (0.07)        6.21               --           (2.94)
  For the fiscal year ended March 31, 1997...............     13.96      (0.06)        2.47               --           (1.89)
  For the period June 16, 1995* through March 31, 1996...     12.00      (0.01)        1.97               --             --
CLASS Y
  For the fiscal year ended March 31, 2000...............     17.33        --          0.13             (0.18)         (0.19)
  For the fiscal year ended March 31, 1999...............     18.09        --          0.09               --           (0.85)
  For the fiscal year ended March 31, 1998...............     14.66       0.07         6.36               --           (3.00)
  For the fiscal year ended March 31, 1997...............     14.02       0.08         2.49             (0.02)         (1.91)
  For the period June 20, 1995* through March 31, 1996...     12.12       0.07         1.87             (0.04)           --

----------
  * Commencement of operations.
 ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                                                             INCREASE/(DECREASE)
                                                                                                REFLECTED IN
    NET                                                                                      EXPENSE RATIOS AND
   ASSET                                                                   RATIO OF            NET INVESTMENT
   VALUE,       TOTAL        NET ASSETS,           RATIO OF             NET INVESTMENT          INCOME/(LOSS)        PORTFOLIO
   END OF     INVESTMENT    END OF PERIOD        EXPENSES TO           INCOME/(LOSS) TO      DUE TO WAIVERS AND       TURNOVER
   PERIOD      RETURN(3)   (000's OMITTED)   AVERAGE NET ASSETS(1)   AVERAGE NET ASSETS(1)     REIMBURSEMENTS           RATE
  --------   -----------   ---------------   ---------------------   --------------------    ------------------     --------------
   $36.42       50.82%      $673,550               1.50%                 (1.12)%                 0.18%                  54.67%
    24.39       27.46        206,130               1.50                  (0.73)                  0.27                   76.17
    19.97       43.53        109,591               1.50(6)               (0.83)(6)               0.38                  172.78(7)
    16.13       16.87         67,491               1.50(6)               (0.59)(6)               0.70                  220.00(7)
    14.92       27.68         45,049               1.50(5)(6)            (0.01)(5)(6)            0.89(5)               295.97(7)

    35.83       50.13        300,693               2.00                  (1.63)                  0.18                   54.67
    24.11       26.75         49,319               2.00                  (1.23)                  0.27                   76.17
    19.86       14.34(4)       5,800               2.00(5)               (1.47)(4)(5)            0.53(4)(5)            172.78(7)

    35.82       50.15        314,794               2.00                  (1.63)                  0.18                   54.67
    24.10       26.75         97,654               2.00                  (1.23)                  0.27                   76.17
    19.85       42.80         63,330               2.00(6)               (1.32)(6)               0.38                  172.78(7)
    16.06       16.33         37,622               2.00(6)               (1.09)(6)               0.70                  220.00(7)
    14.86       26.91         28,081               2.00(5)(6)            (0.45)(5)(6)            0.92(5)               295.97(7)

    37.05       51.61        154,015               1.00                  (0.56)                  0.18                   54.67
    24.68       28.02         52,483               1.00                  (0.23)                  0.27                   76.17
    20.11       44.22         35,652               1.00(6)               (0.32)(6)               0.38                  172.78(7)
    16.23       17.48         14,763               1.00(6)               (0.10)(6)               0.70                  220.00(7)
    14.97        9.09(4)       8,779               1.00(5)(6)             0.82(4)(5)(6)          0.99(4)(5)            295.97(7)

    16.90        0.40         15,187               1.65                   0.10                   0.81                   76.06
    17.02        0.29         24,395               1.65                   0.02                   0.81                   99.71
    17.88       46.02         21,912               1.65                   0.03                   1.09                  115.64
    14.58       18.31         13,860               1.65                   0.11                   1.82                  128.42
    14.00       16.75         12,132               1.65(5)                0.38(5)                1.87(5)                93.45

    16.54       (0.13)         5,469               2.15                  (0.40)                  0.81                   76.06
    16.75       (0.16)         8,426               2.15                   0.03                   0.81                   99.71
    17.69         12.53(4)     2,253               2.15(5)               (0.95)(4)(5)             1.82(4)(5)           115.64

    16.54       (0.07)         6,908               2.15                  (0.40)                  0.81                   76.06
    16.74       (0.16)        11,902               2.15                   0.02                   0.81                   99.71
    17.68       45.17         12,297               2.15                  (0.46)                  1.10                  115.64
    14.48       17.69          9,519               2.15                  (0.38)                  1.81                  128.42
    13.96       16.33          9,928               2.15(5)               (0.12)(5)               1.92(5)                93.45

    17.09        0.72            796               1.15                   0.60                   0.81                   76.06
    17.33        0.85            914               1.15                   0.02                   0.81                   99.71
    18.09       46.68          1,265               1.15                   0.55                   1.07                  115.64
    14.66       18.81          1,557               1.15                   0.60                   1.81                  128.42
    14.02       15.98(4)       1,293               1.15(5)                0.97(4)(5)             2.04(4)(5)             93.45

--------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of the initial public offerings.
(5) Annualized.
(6) Includes S&P STARS' share of S&P STARS Master Series' expenses for the period prior to June 25, 1997. (7) Portfolio turnover rate is related to S&P STARS Master Series for the period prior to June 25, 1997.

                          THE BEAR STEARNS FUNDS

                           FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

                                                              NET                       NET
                                                             ASSET        NET       REALIZED AND     DIVIDENDS   DISTRIBUTIONS
                                                            VALUE,    INVESTMENT     UNREALIZED       FROM NET     FROM NET
                                                           BEGINNING    INCOME/    GAIN/(LOSS) ON    INVESTMENT    REALIZED
                                                           OF PERIOD  (LOSS)**(1)  INVESTMENTS**(2)    INCOME    CAPITAL GAINS
                                                           ---------  -----------  ----------------  ----------  -------------
LARGE CAP VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2000                   $19.74     $ 0.11          $(0.94)        $(0.10)        $(2.10)
  For the fiscal year ended March 31, 1999                    20.83       0.11            0.59          (0.11)         (1.68)
  For the fiscal year ended March 31, 1998                    17.17       0.05            7.15          (0.02)         (3.52)
  For the fiscal year ended March 31, 1997                    15.13       0.04            2.28          (0.10)         (0.18)
  For the period April 3, 1995* through March 31, 1996        12.00       0.06            3.10          (0.02)         (0.01)
CLASS B
  For the fiscal year ended March 31, 2000                    19.51       0.01           (0.93)           --           (2.10)
  For the fiscal year ended March 31, 1999                    20.66       0.08            0.52          (0.07)         (1.68)
  For the period January 28, 1998* through March 31, 1998     18.17      (0.01)           2.50            --             --
CLASS C
  For the fiscal year ended March 31, 2000                    19.57       0.01           (0.93)                        (2.10)
  For the fiscal year ended March 31, 1999                    20.66       0.07            0.53          (0.01)         (1.68)
  For the fiscal year ended March 31, 1998                    17.11      (0.03)           7.10                         (3.52)
  For the fiscal year ended March 31, 1997                    15.08      (0.02)           2.25          (0.02)         (0.18)
  For the period April 3, 1995* through March 31, 1996        12.00      (0.01)           3.10            --           (0.01)
CLASS Y
  For the fiscal year ended March 31, 2000                    19.78       0.22           (0.97)         (0.20)         (2.10)
  For the fiscal year ended March 31, 1999                    20.84       0.17            0.65          (0.20)         (1.68)
  For the fiscal year ended March 31, 1998                    17.18       0.26            7.05          (0.13)         (3.52)
  For the fiscal year ended March 31, 1997                    15.12       0.23            2.17          (0.16)         (0.18)
  For the period September 11, 1995* through March 31, 1996   13.98       0.07            1.16          (0.08)         45.28

SMALL CAP VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2000                    17.93      (0.15)           6.69            --           (1.37)
  For the fiscal year ended March 31, 1999                    23.65      (0.13)          (4.65)           --           (0.94)
  For the fiscal year ended March 31, 1998                    17.48      (0.14)           8.06            --           (1.75)
  For the fiscal year ended March 31, 1997                    15.87      (0.10)           1.95            --           (0.24)
  For the period April 3, 1995* through March 31, 1996        12.00      (0.07)           4.17            --           (0.23)
CLASS B
  For the fiscal year ended March 31, 2000                    17.71      (0.24)           6.60            --           (1.27)
  For the fiscal year ended March 31, 1999                    23.48      (0.16)          (4.67)           --           (0.94)
  For the period January 21, 1998* through March 31, 1998     19.95        --             3.53            --             --
CLASS C
  For the fiscal year ended March 31, 2000                    17.70      (0.26)           6.62            --           (1.26)
  For the fiscal year ended March 31, 1999                    23.48      (0.26)          (4.58)           --           (0.94)
  For the fiscal year ended March 31, 1998                    17.38      (0.24)           8.00            --           (1.66)
  For the fiscal year ended March 31, 1997                    15.79      (0.18)           1.93            --           (0.16)
  For the period April 3, 1995* through March 31, 1996        12.00      (0.10)           4.11            --           (0.22)
CLASS Y
  For the fiscal year ended March 31, 2000                    18.03      (0.05)           6.72            --           (1.47)
  For the fiscal year ended March 31, 1999                    23.65      (0.02)          (4.66)           --           (0.94)
  For the fiscal year ended March 31, 1998                    17.47      (0.04)           8.06            --           (1.84)
  For the fiscal year ended March 31, 1997                    15.85      (0.05)           1.97            --           (0.30)
  For the period June 22, 1995* through March 31, 1996        13.09        --             3.05            --           (0.29)

----------
  * Commencement of operations.
 ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                                                             INCREASE/(DECREASE)
                                                                                                REFLECTED IN
    NET                                                                                      EXPENSE RATIOS AND
   ASSET                                                                   RATIO OF            NET INVESTMENT
   VALUE,       TOTAL        NET ASSETS,           RATIO OF             NET INVESTMENT          INCOME/(LOSS)         PORTFOLIO
   END OF     INVESTMENT    END OF PERIOD        EXPENSES TO           INCOME/(LOSS) TO      DUE TO WAIVERS AND       TURNOVER
   PERIOD      RETURN(3)   (000's OMITTED)   AVERAGE NET ASSETS(1)   AVERAGE NET ASSETS(1)     REIMBURSEMENTS           RATE
  --------   -----------   ---------------   ---------------------   --------------------    ------------------     --------------
   $16.71       (4.91)%        $7,950               1.50%                  0.56%                  1.78%                  55.66%
    19.74        3.68           9,677               1.50                   0.54                   1.46                   38.27
    20.83       44.59           8,358               1.50                   0.32                   1.73                   61.75
    17.17       15.44           4,987               1.50                   0.43                   1.58                  136.67
    15.13       26.35           3,616               1.50(5)                0.46(5)                4.34(5)                45.28

    16.49       (5.41)          1,379               2.00                   0.03                   1.75                   55.66
    19.51        3.21           1,911               2.00                   0.08                   1.46                   38.27
    20.66       13.70(4)          446               2.00(5)               (0.73)(4)(5)            1.05(4)(5)             61.75

    16.55       (5.39)          3,359               2.00                   0.03                   1.75                   55.66
    19.57        3.22           5,250               2.00                   0.08                   1.46                   38.27
    20.66       43.94           4,987               2.00                  (0.19)                  1.73                   61.75
    17.11       14.87           2,986               2.00                  (0.08)                  1.61                  136.67
    15.08       25.71           3,520               2.00(5)               (0.06)(5)               4.39(5)                45.28

    16.73       (4.51)          3,438               1.00                   0.98                   1.77                   55.66
    19.78        4.29           4,741               1.00                   1.08                   1.46                   38.27
    20.84       45.27           7,263               1.00                   0.83                   1.76                   61.75
    17.18       16.04           6,109               1.00                   1.00                   1.50                  136.67
    15.12        8.75(4)        3,413               1.00(5)                0.76(4)(5)             4.41(4)(5)             45.28

    23.10       38.21          24,086               1.50                  (0.75)                  0.65                   65.85
    17.93      (20.26)         18,520               1.50                  (0.60)                  0.65                   84.12
    23.65       46.86          25,111               1.50                  (0.71)                  0.76                   90.39
    17.48       11.71          13,143               1.50                  (0.81)                  1.00                   56.88
    15.87       34.36           6,474               1.50(5)               (0.66)(5)               2.32(5)                40.79

    22.80       37.53           4,030               2.00                  (1.24)                  0.65                   65.85
    17.71      (20.63)          2,716               2.00                  (1.10)                  0.65                   84.12
    23.48       17.69(4)          901               2.00(5)               (1.49)(4)(5)            1.31(4)(5)             90.39

    22.80       37.54          13,399               2.00                  (1.24)                  0.65                   65.85
    17.70      (20.67)         11,112               2.00                  (1.10)                  0.65                   84.12
    23.48       46.10          18,082               2.00                  (1.21)                  0.76                   90.39
    17.38       11.12          11,071               2.00                  (1.31)                  0.99                   56.88
    15.79       33.59           6,753               2.00(5)               (1.09)(5)               2.39(5)                40.79

    23.23       38.86          31,091               1.00                  (0.24)                  0.65                   65.85
    18.03      (19.84)         24,087               1.00                  (0.10)                  0.65                   84.12
    23.65       47.54          31,141               1.00                  (0.21)                  0.77                   90.39
    17.47       12.19          16,724               1.00                  (0.31)(4)(5)            1.00                   56.88
    15.85       23.52(4)        8,989               1.00(5)                 --                    2.45(4)(5)             40.79

-----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of the initial public offerings.
(5) Annualized.

                           THE BEAR STEARNS FUNDS

                            FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

                                                              NET                       NET
                                                             ASSET        NET       REALIZED AND     DIVIDENDS   DISTRIBUTIONS
                                                            VALUE,    INVESTMENT     UNREALIZED       FROM NET     FROM NET
                                                           BEGINNING    INCOME/    GAIN/(LOSS) ON    INVESTMENT    REALIZED
                                                           OF PERIOD  (LOSS)**(1)  INVESTMENTS**(2)    INCOME    CAPITAL GAINS
                                                           ---------  -----------  ----------------  ----------  -------------
FOCUS LIST PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2000.................  $17.32     $(0.07)          $3.96           --           --
  For the fiscal year ended March 31, 1999.................   13.40      (0.07)           4.01                     $(0.02)
  For the period December 29, 1997* through March 31, 1998.   12.00      (0.01)           1.41           --           --
CLASS B
  For the fiscal year ended March 31, 2000.................   17.18      (0.16)           3.91           --           --
  For the fiscal year ended March 31, 1999.................   13.38      (0.13)           3.95                      (0.02)
  For the period December 29, 1997* through March 31, 1998.   12.00      (0.01)           1.39           --           --
CLASS C
  For the fiscal year ended March 31, 2000.................   17.19      (0.18)           3.93           --           --
  For the fiscal year ended March 31, 1999.................   13.38      (0.13)           3.96           --         (0.02)
  For the period December 29, 1997* through March 31, 1998.   12.00      (0.01)           1.39           --           --

BALANCED PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2000.................   13.11       0.39           (0.54)        $(0.41)        --
  For the fiscal year ended March 31, 1999.................   12.93       0.34            0.18          (0.33)      (0.01)
  For the period December 29, 1997* through March 31, 1998.   12.00       0.06            0.91          (0.04)        --
CLASS B
  For the fiscal year ended March 31, 2000.................   13.07       0.37           (0.58)         (0.39)        --
  For the fiscal year ended March 31, 1999.................   12.92       0.29            0.16          (0.29)      (0.01)
  For the period December 29, 1997* through March 31, 1998.   12.00       0.05            0.90          (0.03)        --
CLASS C
  For the fiscal year ended March 31, 2000.................   13.07       0.37           (0.58)         (0.39)        --
  For the fiscal year ended March 31, 1999.................   12.92       0.29            0.16          (0.29)      (0.01)
  For the period December 29, 1997* through March 31, 1998.   12.00       0.05            0.90          (0.03)        --
CLASS Y
  For the fiscal year ended March 31, 2000.................   13.16       0.40           (0.49)         (0.43)        --
  For the fiscal year ended March 31, 1999.................   12.95       0.37            0.21          (0.36)      (0.01)
  For the period January 6, 1998* through March 31, 1998...   12.05       0.06            0.88          (0.04)        --

INTERNATIONAL EQUITY PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2000.................   15.14      (0.05)          12.98           --         (0.23)
  For the fiscal year ended March 31, 1999.................   13.77      (0.03)           1.40           --+          --
  For the period December 29, 1997* through March 31, 1998.   12.00       0.01            1.76           --           --
CLASS B
  For the fiscal year ended March 31, 2000.................   15.05      (0.10)          12.80           --         (0.23)
  For the fiscal year ended March 31, 1999.................   13.75      (0.02)           1.32           --+          --
  For the period December 29, 1997* through March 31, 1998.   12.00        --             1.75           --           --
CLASS C
  For the fiscal year ended March 31, 2000.................   15.05      (0.09)          12.79           --         (0.23)
  For the fiscal year ended March 31, 1999.................   13.75      (0.02)           1.32+          --+          --
  For the period December 29, 1997* through March 31, 1998.   12.00        --             1.75           --           --

-------------
  * Commencement of operations.
 ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
  + Amount is less than $0.01 per share.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                                                             INCREASE/(DECREASE)
                                                                                                REFLECTED IN
    NET                                                                                      EXPENSE RATIOS AND
   ASSET                                                                   RATIO OF            NET INVESTMENT
   VALUE,       TOTAL        NET ASSETS,           RATIO OF             NET INVESTMENT          INCOME/(LOSS)        PORTFOLIO
   END OF     INVESTMENT    END OF PERIOD        EXPENSES TO           INCOME/(LOSS) TO      DUE TO WAIVERS AND       TURNOVER
   PERIOD      RETURN(3)   (000's OMITTED)   AVERAGE NET ASSETS(1)   AVERAGE NET ASSETS(1)     REIMBURSEMENTS           RATE
  --------   -----------   ---------------   ---------------------   --------------------    ------------------     --------------
   $21.21       22.46%        $22,580               1.40%                 (0.63)%                    1.33%               56.26%
    17.32       29.47           6,542               1.40                  (0.57)                     2.89                84.49
    13.40       11.67           3,201               1.40(5)               (0.30)(5)                  5.01(5)             28.91

    20.93       21.83           9,124               1.90                  (1.11)                     1.33                56.26
    17.18       28.61           4,460               1.90                  (1.07)                     2.89                84.49
    13.38       11.50           2,399               1.90(5)               (0.78)(5)                  5.27(5)             28.91

    20.94       21.81           6,398               1.90                  (1.09)                     1.33                56.26
    17.19       28.69           3,304               1.90                  (1.07)                     2.89                84.49
    13.38       11.50           1,687               1.90(5)               (0.62)(5)                  5.52(5)             28.91

    12.55       (1.21)          3,789               1.20                   2.77                      2.21                86.27
    13.11        4.07           4,495               1.20                   2.65                      2.08                45.98
    12.93        8.04           3,852               1.20(5)                2.47(5)                   3.25(5)             12.72

    12.47       (1.68)          1,873               1.70                   2.27                      2.21                86.27
    13.07        3.56           1,811               1.70                   2.15                      2.08                45.98
    12.92        7.92           1,044               1.70(5)                1.96(5)                   3.30(5)             12.72

    12.47       (1.68)          1,583               1.70                   2.27                      2.21                86.27
    13.07        3.56           1,089               1.70                   2.15                      2.08                45.98
    12.92        7.92             858               1.70(5)                1.95(5)                   3.33(5)             12.72

    12.64       (0.75)          6,801               0.70                   3.27                      2.21                86.27
    13.16        4.59          10,403               0.70                   3.15                      2.08                45.98
    12.95        7.80(4)        5,685               0.70(5)                2.98(4)(5)                3.12(4)(5)          12.72

    27.84       85.67          61,508               1.75                  (0.77)                     1.12                96.36
    15.14        9.97           8,299               1.75                   0.05                      2.38               114.68
    13.77       14.75           3,765               1.75(5)                0.53(5)                   4.06(5)              3.26

    27.52       84.66          15,656               2.25                  (1.27)                     1.12                96.36
    15.05        9.48           3,156               2.25                  (0.45)                     2.38               114.68
    13.75       14.58           2,137               2.25(5)               (0.06)(5)                  4.04(5)              3.26

    27.52       84.65          18,238               2.25                  (1.27)                     1.12                96.36
    15.05        9.48           2,926               2.25                  (0.45)                     2.38               114.68
    13.75       14.58           2,173               2.25(5)               (0.06)(5)                  4.04(5)              3.26

--------------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for Class Y shares are not necessarily comparable to those of Class A and C shares due to the timing differences in the commencement of the initial public offerings of Class Y shares.
(5) Annualized.

                   T H E   B E A R   S T E A R N S   F U N D S


                              S&P STARS Portfolio
                            The Insiders Select Fund
                            Large Cap Value Portfolio
                            Small Cap Value Portfolio
                               Focus List Portfolio
                                Balanced Portfolio
                          International Equity Portfolio
                          NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently has eleven separate portfolios in operation: seven diversified portfolios, Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap"), Balanced Portfolio ("Balanced"), International Equity Portfolio ("International Equity"), High Yield Total Return Portfolio, Income Portfolio and Prime Money Market Portfolio and four non-diversified portfolios, S&P STARS Portfolio ("S&P STARS"), The Insiders Select Fund ("Insiders Select"), Focus List Portfolio ("Focus List") and Emerging Markets Debt Portfolio, (each a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio. As of the date hereof, each Portfolio offers four classes of shares, which have been designated as Class A, B, C and Y shares (except the Prime Money Market Portfolio, which only offers shares designated as Class Y). Class Y shares of Focus List, International Equity, and Emerging Markets Debt Portfolio have yet to commence their initial public offerings. On April 29, 1999, a special shareholder meeting was held that approved a plan of reorganization and liquidation of the Emerging Markets Debt Portfolio from Bear Stearns Investment Trust to a newly created separate series of The Bear Stearns Funds with the same name and investment objectives and policies. Such transaction was effected on July 29, 1999.

ORGANIZATIONAL MATTERS--Prior to commencing investment operations, each Portfolio as indicated below did not have any transactions other than those relating to organizational matters and the issuance of shares of beneficial interest of the Portfolios to Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor") as follows:

                                                                            SHARES OF BENEFICIAL INTEREST
                                                               -------------------------------------------------------
                                                                COMMENCEMENT OF
PORTFOLIO                                                         OPERATIONS        CLASS A  CLASS B  CLASS C  CLASS Y
---------                                                      ----------------     -------  -------  -------  -------
S&P STARS.................................................       April 3, 1995       5,209       --    5,209       --
Insiders Select...........................................       June 16, 1995           1       --        1       --
Large Cap.................................................       April 3, 1995       1,042       --    1,042       --
Small Cap.................................................       April 3, 1995       1,042       --    1,042       --
Focus List................................................     December 29, 1997         1        1        1        1
Balanced..................................................     December 29, 1997         1        1        1        1
International Equity......................................     December 29, 1997         1        1        1        1

Costs of $203,596, $181,965, $99,875, $107,203, $39,619, $54,795 and $61,015
which were incurred by S&P STARS, Insiders Select, Large Cap, Small Cap, Focus List, Balanced and International Equity, respectively, in connection with the organization, registration with the Commission and initial public offering of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of each Portfolio.

In the event that the Distributor or any transferee of the Distributor redeems any of its original shares in a particular Portfolio prior to the end of the sixty month period, the proceeds of the redemption payable with respect to such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that a particular Portfolio is liquidated prior to the end of the sixty month period, the Distributor or the transferee of the Distributor shall bear the unamortized deferred organization expenses.

MANAGEMENT ESTIMATES--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION--Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange on each business day. Portfolio securities, including covered call options written by the Portfolios, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Valuation Committee. In making this determination the Valuation Committee will follow procedures adopted by the Board of Trustees, such procedures are among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies.

Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of a Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities and foreign currency related transactions, if any, are calculated on the identified cost basis. Discounts are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Amortization is recorded on a straight-line basis. Each Portfolios' net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

OPTIONS WRITTEN--When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying securities in determining whether the Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the statements of assets and liabilities. The contractual or notional amounts reflect the extent of the Portfolio's involvement in these financial instruments. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security at a price different from the current market value. Each Portfolio's activities in written options are conducted through regulated exchanges which do not result in counterparty credit risks. The Portfolios had no option activity for the fiscal year ended March 31, 2000.

SHORT SELLING--S&P STARS, Insiders Select, Large Cap and Small Cap may engage in short selling of securities. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. When a Portfolio makes a short sale, an amount equal to the proceeds received by a Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the short sale. Short sales represent obligations of a Portfolio to make future delivery of specific securities and, correspondingly, create an obligation to purchase the security at market prices prevailing at the later delivery date (or to deliver the security if already owned by a Portfolio). Upon termination of a short sale, a Portfolio will recognize a gain, limited to the price at which the Portfolio sold the security short, if the market price is less than the proceeds originally received. The Portfolio will recognize a loss, unlimited in magnitude, if the market price at termination is greater than the proceeds originally received. As a result, short sales create the risk that the Portfolio's ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received or the liability recorded in the financial statements. Focus List, Balanced and International Equity may only engage in short sales "against the box", a transaction in which a Portfolio enters into a short sale of a security which a Portfolio owns. S&P STARS, Insiders Select, Large Cap, Small Cap, Focus List, Balanced and International Equity did not engage in either any short sales "against the box" or short sales during the fiscal year ended March 31, 2000. The Portfolios had no open short sales at March 31, 2000.

SECURITIES LENDING--Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities when due and a default results, the lending agent has agreed to deposit into the respective Portfolio's custody account replacement securities of the same issue, type, class and series or, if unable to obtain such securities, to credit the respective Portfolio with the market value of such securities on such date. If the Portfolio is holding cash collateral for the defaulted securities loan, the lending agent is responsible to deposit only such securities or to credit such amount as can be obtained with such collateral (including investments made with such collateral), and the Portfolio would have exposure to any losses resulting from a shortfall. The market value of securities on loan to brokers and the related value of cash and collateral securities received at March 31, 2000, was as follows:

                                                MARKET VALUE OF         MARKET VALUE
FUND                                          SECURITIES ON LOAN        OF COLLATERAL
----                                          ------------------        -------------
S&P STARS.................................... $39,564,969               $40,200,600
Focus List...................................   1,940,000                 2,000,000

During the fiscal year ended March 31, 2000, income from securities lending of $78,025, $541, $120,123, and $4,285 was earned by S&P STARS, Insiders Select, Small Cap and Balanced, respectively. Such income from securities lending is included under the caption Interest in the Statements of Operations. No other Portfolios had security lending transactions during the fiscal year ended March 31, 2000.

FOREIGN CURRENCY TRANSACTIONS--Transactions denominated in foreign currencies, if any, are recorded in a Portfolio's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in the Statements of Operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the Statements of Operations that result from fluctuations in foreign currency exchange rates. Each Portfolio reports certain foreign currency related transactions, if any, as components of realized gains/(losses) for financial reporting purposes, whereas such components are treated as ordinary income/(loss) for U.S. federal income tax purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--A Portfolio may enter into forward foreign currency exchange contracts ("forward currency contracts") to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. Forward currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the current contract at the time it was opened and the value at the time it was closed. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. For the fiscal year ended March 31, 2000, only International Equity entered into such forward currency contracts. The Portfolios had no open forward currency contracts at March 31, 2000.

FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statements of Operations. The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

U.S. FEDERAL TAX STATUS--Each Portfolio intends to distribute substantially all of its taxable income and to comply or continue to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax. For U.S. federal income tax purposes, realized capital or foreign exchange losses incurred after October 31, 1999 within the fiscal year are deemed to arise on the first day of the following fiscal year. Large Cap, Balanced and International Equity incurred and elected to defer such losses of $29,469, $461,515 and $446,727, respectively. Focus List and Balanced have a capital loss carry forward of $393,572 and $203,196, respectively, which expires in 2008.

DIVIDENDS AND DISTRIBUTIONS--Each Portfolio, except Balanced, intends to distribute at least annually to shareholders substantially all of its net investment income. Balanced declares and pays quarterly, as dividends to shareholders, substantially all of its net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment. Temporary differences do not require reclassification. At March 31, 2000, S&P STARS, Small Cap and International Equity each reclassified within the composition of net assets, net investment losses of $9,244,824, $417,055 and $306,835, respectively, to accumulated net realized gain on investments. At March 31, 2000 Insiders Select and Focus List each reclassified within the composition of net assets, net investment losses of $46,921 and $200,223, respectively, to paid-in capital.

FOREIGN WITHHOLDING TAXES--Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

OTHER--Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the fiscal year ended March 31, 2000, Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as the investment adviser pursuant to an Investment Advisory Agreement with respect to each Portfolio. Under the terms of the Investment Advisory Agreement, each Portfolio, except Insiders Select, has agreed to pay BSAM a monthly fee at the annual rate of 0.75% of average daily net assets for S&P STARS, Large Cap and Small Cap, 0.65% of average daily net assets for Focus List and Balanced, and 1.00% of average daily net assets for International Equity.

For Insiders Select, BSAM is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets. In addition, starting in the thirteenth month of operation, BSAM is entitled to a monthly performance adjustment fee which may increase or decrease the total advisory fee by up to 0.50% per year of the value of Insider Select's average daily net assets. For the fiscal year ended March 31, 2000 the performance adjustment fee reduced the total advisory fee by $183,200 or 0.45% of the value of Insiders Select's average daily net assets due to underperformance in comparison to the S&P MidCap 400 Index, the Portfolio's benchmark index.

BSAM has engaged Marvin & Palmer Associates, Inc. ("Marvin & Palmer") as International Equity's sub-investment adviser to manage the Portfolio's day-to-day investment activities. Marvin & Palmer is entitled to receive a monthly fee from BSAM calculated on an annual basis equal to 0.20% of the Portfolio's total average daily net assets to the extent the International Equity's average daily net assets are in excess of $25 million and below $50 million at the relevant month end, 0.45% of International Equity's total average daily net assets to the extent International Equity's average daily net assets are in excess of $50 million and below $65 million at the relevant month end and 0.60% of International Equity's total average daily net assets to the extent International Equity's net assets in excess of $65 million at the relevant month end. For the fiscal year ended March 31, 2000, Marvin & Palmer earned $33,269.

For the fiscal year ended March 31, 2000, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to each Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets.

Under the terms of an Administrative Services Agreement with each Portfolio, PFPC Inc. provides certain accounting and administrative services to each Portfolio. For providing these services, PFPC Inc. is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.10% of the Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million and 0.03% of net assets above $600 million, subject to a minimum annual fee of $138,000 for each Portfolio. During the fiscal year ended March 31, 2000, PFPC has voluntarily waived a portion of its fee in all Portfolios except S&P STARS.

For the fiscal year ended March 31, 2000, BSAM voluntarily undertook to limit each Portfolio's total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level as a percent of each Portfolio's average daily net assets as follows:


PORTFOLIO                                CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS Y SHARES
---------                                --------------  --------------  --------------  --------------
S&P STARS...........................           1.50%           2.00%           2.00%           1.00%
Insiders Select.....................           1.65            2.15            2.15            1.15
Large Cap...........................           1.50            2.00            2.00            1.00
Small Cap...........................           1.50            2.00            2.00            1.00
Focus List..........................           1.40            1.90            1.90           --
Balanced............................           1.20            1.70            1.70            0.70
International Equity................           1.75            2.25            2.25           --

As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the fiscal year ended March 31, 2000, the investment advisory fee waivers and reimbursements of expenses (in order to maintain the voluntary expense limitation) were as follows:

PORTFOLIO                              ADVISORY FEE WAIVERS     EXPENSE REIMBURSEMENTS
---------                              --------------------     ----------------------
S&P STARS...........................        $1,311,869                       --
Insiders Select.....................           229,835                $  98,749
Large Cap...........................           148,333                  205,073
Small Cap...........................           417,207                   28,144
Focus List..........................           152,064                  158,778
Balanced............................           122,347                  293,853
International Equity................           265,757                   94,639

The Portfolios will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolios reimburse BSAM for any amounts BSAM may assume.

For the fiscal year ended March 31, 2000, Bear Stearns, an affiliate of the Adviser and the Administrator, earned approximately $711,620, $26,124, $996, $4,560, $58,642, and $8,576 in brokerage commissions from portfolio transactions executed on behalf of S&P STARS, Insiders Select, Large Cap, Small Cap, Focus List and Balanced, respectively.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of the Adviser and the Administrator, serves as custodian to each of the Portfolios.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN

The Portfolios listed below have entered into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act and a Shareholder Servicing Plan which are as follows:

                                                     CLASS A                  CLASS B                   CLASS C
                                           -------------------------  -------------------------  -------------------------
                                           DISTRIBUTION  SHAREHOLDER  DISTRIBUTION  SHAREHOLDER  DISTRIBUTION  SHAREHOLDER
PORTFOLIO                                      PLAN       SERVICING       PLAN       SERVICING       PLAN       SERVICING
---------                                  ------------  -----------  ------------  -----------  ------------  -----------
S&P STARS.................................    0.25%(a)    0.25%(a)       0.75%       0.25%          0.75%(a)    0.25%(a)
Insiders Select...........................    0.25 (a)    0.25 (a)       0.75        0.25           0.75 (a)    0.25 (a)
Large Cap.................................    0.25 (a)    0.25 (a)       0.75        0.25           0.75 (a)    0.25 (a)
Small Cap.................................    0.25 (a)    0.25 (a)       0.75        0.25           0.75 (a)    0.25 (a)
Focus List................................    0.25        0.25           0.75        0.25           0.75        0.25
Balanced..................................    0.25        0.25           0.75        0.25           0.75        0.25
International Equity......................    0.25        0.25           0.75        0.25           0.75        0.25

----------
(a) Prior to February 10, 1999, fees for shareholder servicing were paid through the Distribution Plan.

Such fees are based on the average daily net assets in each class of the respective Portfolios and are accrued daily and paid quarterly or at such intervals as the Board of Trustees may determine. The fees paid to Bear Stearns under the Distribution Plan are payable without regard to actual expenses incurred. Bear Stearns uses the distribution fee to pay broker/dealers whose clients hold each Portfolio's shares and other distribution-related activities. Bear Stearns uses shareholder servicing fees to pay broker-dealers and other financial institutions whose clients hold portfolio shares primarily for shareholder liaison and other account maintenance services.

For the fiscal year ended March 31, 2000, the distribution and shareholder servicing fees paid to Bear Stearns under each Plan were as follows:


PORTFOLIO                                         DISTRIBUTION FEES    SHAREHOLDER SERVICING FEES
---------                                         -----------------    --------------------------
S&P STARS.........................................    $3,055,527             $1,594,643
Insiders Select...................................       188,479                 98,714
Large Cap.........................................        71,372                 38,817
Small Cap.........................................       168,582                 90,700
Focus List........................................       114,553                 58,481
Balanced..........................................        38,627                 20,388
International Equity..............................       141,457                 80,866

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. The Distributor advanced 1.25% in sales commissions to all authorized dealers on net asset value transfers. In addition, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the fiscal year ended March 31, 2000, Bear Stearns has advised each Portfolio that it received the approximate amounts noted below in front-end sales charges resulting from sales of Class A shares (from which Bear Stearns paid such sales charges to dealers who in turn paid commissions to sales persons) and contingent deferred sales charges ("CDSC") upon certain redemptions by Class B and C shareholders, respectively. The amounts were as follows:

                                                               FRONT-END SALES CHARGES       CDSC           CDSC
PORTFOLIO                                                          CLASS A SHARES       CLASS B SHARES  CLASS C SHARES
---------                                                      -----------------------  --------------  --------------
S&P STARS...............................................            $6,677,266              $352,591        $59,767
Insiders Select.........................................                71,446                91,860          2,879
Large Cap...............................................                52,474                12,851            542
Small Cap...............................................                78,512                16,690          1,746
Focus List..............................................               271,440                41,513          2,156
Balanced*...............................................                23,593                 2,610            224
International Equity....................................               641,563                19,854          4,181

----------
* Balanced received $286 in CDSC upon certain redemptions by Class A shareholders.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation and net unrealized appreciation of investments at March 31, 2000 for each Portfolio were as follows:

                                                                            GROSS            GROSS
PORTFOLIO                                                  COST         APPRECIATION     DEPRECIATION    NET APPRECIATION
---------                                              --------------   -------------    ------------    ----------------
S&P STARS...........................................   $1,004,760,184    $462,117,714    $(25,730,013)   $436,387,701
Insiders Select.....................................       23,281,025       5,423,344        (207,160)      5,216,184
Large Cap...........................................       13,267,970       3,068,328         (65,637)      3,002,691
Small Cap...........................................       59,396,263      19,404,222      (5,671,225)     13,732,997
Focus List..........................................       30,404,598      11,353,095      (1,627,789)      9,725,306
Balanced............................................       13,710,231       1,251,309        (686,580)        564,729
International Equity................................       76,746,556      18,880,390      (2,216,235)     16,664,155

For the fiscal year ended March 31, 2000, aggregate purchases and sales of investment securities (excluding short-term securities) for each Portfolio were as follows:

PORTFOLIO                                                     PURCHASES           SALES
---------                                                   --------------    ------------
S&P STARS..............................................     $1,055,428,322    $401,563,766
Insiders Select........................................         28,827,199      45,246,235
Large Cap..............................................         10,626,343      17,340,194
Small Cap..............................................         41,922,123      47,643,111
Focus List.............................................         28,077,805      12,158,872
Balanced...............................................         15,779,308      18,197,388
International Equity...................................         77,512,393      28,575,251

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares. Class A shares are sold with a front-end sales charge of up to 5.50% for each Portfolio. Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Class C shares are sold with a CDSC of 1.00% during the first year. There is no sales charge or CDSC on Class Y shares, which are offered primarily to institutional investors.

At March 31, 2000, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Portfolio, of which Bear Stearns owned the following shares including reinvestment of dividends and distributions, if any:

                                                              SHARES OF BENEFICIAL INTEREST
                                                         -----------------------------------------
PORTFOLIO                                                CLASS A     CLASS B    CLASS C    CLASS Y
---------                                                -------     -------    -------    -------
S&P STARS...........................................       5,491          --      5,494         --
Insiders Select.....................................           1          --         --         --
Large Cap...........................................       1,526          --      1,514         --
Small Cap...........................................       1,276          --      1,266         --
Focus List..........................................      41,736      41,737     41,737         --
Balanced............................................      55,557      55,557     58,757          1
International Equity................................      38,730      39,069    138,890         --

                                                            S&P STARS                          INSIDERS SELECT
                                          ----------------------------------------- ---------------------------------------
                                             SALES      REPURCHASES   REINVESTMENTS   SALES      REPURCHASES  REINVESTMENTS
                                          ------------  ------------  ------------- -----------  -----------  -------------
                                                                                                                 a
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................     13,163,146     3,248,656     125,851        185,048      732,282      12,445
Value..................................   $381,715,259  $ 90,884,581  $3,611,927    $ 3,293,100  $12,619,360  $  216,667
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares.................................     13,356,673    10,653,471     260,562        822,035      693,757      79,376
Value..................................   $285,940,228  $225,975,249  $5,518,701    $14,004,050  $11,455,485  $1,261,278
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................      6,737,562       443,490      51,681         54,234       231,131       4,479
Value..................................   $191,885,561  $ 12,389,356  $1,461,529$       944,321  $ 3,908,421  $   76,454
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares.................................      1,816,976       105,953      42,628        489,490      140,589      26,712
Value..................................   $ 39,716,007  $  2,329,507  $  894,326    $ 8,243,946  $ 2,267,701  $  418,312
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................      5,445,621       770,211      61,048         41,702      341,248       6,218
Value..................................   $157,461,719  $ 21,947,291  $1,725,834$       722,324  $ 5,668,769  $  106,084
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares.................................      1,500,923       775,235     136,180        258,790      283,301      40,088
Value..................................   $ 32,744,043  $ 15,847,614  $2,855,694    $ 4,440,849  $ 4,567,478  $  627,381
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................      2,249,511       249,776      29,784          8,367       15,665       1,154
Value..................................   $ 66,979,797  $  7,138,189  $  868,208$       151,899   $  269,575  $   20,327
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares.................................        593,967       324,017      83,772          1,825       22,222       3,166
Value..................................   $ 12,560,434  $  6,838,883  $1,793,556    $    33,074   $  376,628  $   51,132

                                                          LARGE CAP                               SMALL CAP
                                          ----------------------------------------- ---------------------------------------
                                             SALES      REPURCHASES   REINVESTMENTS   SALES      REPURCHASES  REINVESTMENTS
                                          ------------  ------------  ------------- -----------  -----------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................       98,435       163,288        50,628        402,514      455,537        62,704
Value..................................   $1,866,750    $3,083,908      $902,699    $ 8,399,020  $ 9,376,284    $1,180,723
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares.................................      236,435       182,475        34,912      1,836,377    1,923,838        58,402
Value..................................   $4,771,728    $3,596,602      $665,076    $33,847,374  $35,242,367    $1,063,921
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................       41,130        65,674        10,226         50,495       37,194        10,137
Value..................................   $  755,418    $1,180,301      $180,292    $ 1,032,568  $   742,560    $  188,548
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares.................................       88,188        17,993         6,120        142,362       34,784         7,380
Value..................................   $1,751,063    $  331,830      $115,353    $ 2,826,045  $   613,558    $  133,000
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................       42,107       130,825        23,501        119,135      191,769        32,704
Value..................................   $  790,474    $2,427,344      $415,728    $ 2,419,333  $ 3,845,481    $  608,297
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares.................................       72,424        69,436        23,811        174,437      351,849        34,901
Value..................................   $1,462,648    $1,367,701      $450,271    $ 3,524,703  $ 6,472,733    $  629,311
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................       54,377       110,601        21,936        108,870      192,231        85,802
Value..................................   $1,023,022    $2,096,231      $391,125    $ 2,157,221  $ 3,881,589    $1,621,666
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares.................................       83,237       212,477        20,538        284,559      326,429        61,415
Value..................................   $1,617,045    $4,241,757      $391,241    $ 5,180,929  $ 6,124,514    $1,123,278


                                                              FOCUS LIST                           BALANCED
                                          ----------------------------------------- ---------------------------------------
                                             SALES      REPURCHASES   REINVESTMENTS   SALES      REPURCHASES  REINVESTMENTS
                                          ------------  ------------  ------------- -----------  -----------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................       850,647      163,672          --          96,599      144,406        6,911
Value..................................   $16,012,893   $3,056,130          --      $1,277,290   $1,869,978     $ 88,616
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares.................................       273,095      134,732         508         203,116      162,878        4,677
Value..................................   $ 3,857,601   $1,822,606      $7,297      $2,584,096   $2,121,980     $ 59,462
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................       238,452       62,296          --          34,146       25,440        2,994
Value..................................   $ 4,376,148   $1,163,328          --      $  456,587   $  313,578     $ 38,228
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares.................................       166,081       86,025         371          58,838        2,483        1,358
Value..................................   $ 2,369,877   $1,237,419      $5,300      $  751,354   $   31,916     $ 17,255
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................       159,224        46,012         --          53,749       13,827        3,767
Value..................................   $ 2,866,470   $   863,513         --      $  726,179   $  175,677     $ 47,995
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares.................................        76,706        10,820        289          15,231           49        1,718
Value..................................   $ 1,073,707   $   148,531     $4,135      $  196,638   $      640     $ 21,785
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................            --            --         --         159,043      429,633       18,019
Value..................................            --            --         --      $2,157,677   $5,423,959     $232,763
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares.................................            --            --         --         394,174       53,105       10,358
Value..................................            --            --         --      $5,166,631   $  681,591     $132,059

                                                                                              INTERNATIONAL EQUITY
                                                                                      -------------------------------------
                                                                                      SALES      REPURCHASES  REINVESTMENTS
                                                                                      -----      -----------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares........................................................................        2,000,076      344,946        6,345
Value.........................................................................      $51,331,987   $8,072,673     $151,326
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares........................................................................          436,615      162,043           46
Value.........................................................................      $ 6,455,599   $2,355,819     $    660
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares........................................................................          499,048      142,225        2,391
Value.........................................................................      $12,913,688   $3,402,875     $ 56,475
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares........................................................................           69,803       15,483           36
Value.........................................................................      $ 1,039,099   $  212,361     $    527
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares........................................................................          512,956       45,497          899
Value.........................................................................      $13,374,402   $1,183,922     $ 21,234
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares........................................................................           46,356        9,943            8
Value.........................................................................      $   686,227   $  148,100     $    110

CREDIT AGREEMENT

Effective October 1, 1999, the Fund, on behalf of the Portfolios, had entered into a demand promissory note arrangement with The Chase Manhattan Bank (the "Bank") to provide an uncommitted credit facility to the Fund (on behalf of each Portfolio). The credit facility bears interest at the greater of (i) the rate otherwise in effect for such loan plus 2%, or (ii) that rate of interest from time to time announced by the Bank at its principal office as its prime commercial lending rate plus 2%, with such interest to be payable on demand and upon payment in full of such principal. Prior thereto, the Fund on behalf of each Portfolio, had entered into a credit agreement with BankBoston, N.A. The agreement provided that each party to the credit agreement was permitted to borrow in an amount equal to the lesser of $25 million or 25% of the net assets of each Portfolio. At no time did the aggregate outstanding principal amount of all loans to any of the Portfolios exceed $25 million. Each Portfolio as a fundamental policy is permitted to borrow in an amount up to 331/3% of the value of such Portfolio's assets. However, each Portfolio intended to borrow, if any, money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of its net assets. The line of credit bore interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Rate plus 0.50% or at the borrower's option, the rate quoted by BankBoston, N.A.

Each loan is payable on demand or upon termination of this credit agreement or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

Amounts outstanding under the line of credit agreement during the fiscal year ended March 31, 2000, were as follows:

                                                                         MAXIMUM LOAN AMOUNTS
PORTFOLIO                                      AVERAGE LOAN BALANCE           OUTSTANDING        AVERAGE INTEREST RATE
---------                                      --------------------      --------------------    ---------------------
S&P STARS......................................       $444,925               $ 4,756,600                    6.53%
Insiders Select................................         12,223                   443,800                    6.52
Large Cap......................................         14,202                   331,000                    7.21
Small Cap......................................         59,918                 1,001,859                    6.87
Focus List.....................................          2,822                   583,000                    6.43
Balanced.......................................          1,288                   337,600                    7.63
International Equity...........................          5,273                   236,100                    7.72

The Portfolios had no amounts outstanding under the line of credit agreement at March 31, 2000.

                   T H E   B E A R   S T E A R N S   F U N D S


                              S&P STARS Portfolio
                           The Insiders Select Fund
                          Large Cap Value Portfolio
                          Small Cap Value Portfolio
                             Focus List Portfolio
                              Balanced Portfolio
                        International Equity Portfolio
                        REPORT OF INDEPENDENT AUDITORS


The Board of Trustees and Shareholders,
S&P STARS Portfolio
The Insiders Select Fund
Large Cap Value Portfolio
Small Cap Value Portfolio
Focus List Portfolio
Balanced Portfolio
International Equity Portfolio
(Series of The Bear Stearns Funds):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of S&P STARS Portfolio, The Insiders Select Fund, Large Cap Value Portfolio, Small Cap Value Portfolio, Focus List Portfolio, Balanced Portfolio and International Equity Portfolio (collectively, the "Portfolios")as of March 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsiblity of the Portfolios' management. Our responsiblity is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of S&P STARS Portfolio, The Insiders Select Fund, Large Cap Value Portfolio, Small Cap Value Portfolio, Focus List Portfolio, Balanced Portfolio and International Equity Portfolio as of March 31, 2000, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
May 17, 2000

                    T H E   B E A R   S T E A R N S   F U N D S

                              S&P STARS Portfolio
                           The Insiders Select Fund
                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                             Focus List Portfolio
                              Balanced Portfolio
                        International Equity Portfolio
                    SHAREHOLDER TAX INFORMATION - (UNAUDITED)

Each Portfolio is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Portfolio's fiscal year end (March 31, 2000) as to the U.S. federal tax status of distributions received by the Portfolio's shareholders in respect of such fiscal year. During the fiscal year ended March 31, 2000, the following dividends and distributions per share were paid by each of the
Portfolios:

                                  S&P STARS   THE INSIDERS     LARGE CAP        SMALL CAP     FOCUS LIST   INTERNATIONAL
                                  PORTFOLIO   SELECT FUND   VALUE PORTFOLIO  VALUE PORTFOLIO   PORTFOLIO  EQUITY PORTFOLIO
                                  ---------   ------------  ---------------  ---------------  ----------  ----------------
Payment Date:                     12/20/99      12/20/99      12/20/99         12/20/99         12/20/99      12/20/99
Net Investment Income:
Class A                                 --            --       $0.1000               --               --            --
Class B                                 --            --            --               --               --            --
Class C                                 --            --            --               --               --            --
Class Y                                 --       $0.1816        0.2000               --               --            --

Short-Term Capital Gains:
Class A                                 --            --            --          $0.7651               --            --
Class B                                 --            --            --           0.6651               --            --
Class C                                 --            --            --           0.6551               --            --
Class Y                                 --            --            --           0.8651               --            --

Long-Term Capital Gains:
Class A                            $0.2881       $0.1942       $2.1000          $0.6049               --       $0.2323
Class B                             0.2881        0.1942        2.1000           0.6049               --        0.2323
Class C                             0.2881        0.1942        2.1000           0.6049               --        0.2323
Class Y                             0.2881        0.1942        2.1000           0.6049               --            --

                                                  BALANCED PORTFOLIO
                                  ----------------------------------------------------
Payment Date:                     06/21/99      09/20/99      12/20/99        03/20/00
Net Investment Income:
Class A                            $0.0800       $0.1000       $0.1500          $0.075
Class B                             0.0750        0.0950        0.1450           0.070
Class C                             0.0750        0.0950        0.1450           0.070
Class Y                             0.0850        0.1050        0.1550           0.080

Ordinary income dividends, which include short-term capital gain distributions, should be reported as dividend income on Form 1040. Income dividends are taxable as ordinary income as are short-term capital gain distributions.

INCOME PERCENTAGES BY SECURITY TYPE FOR FISCAL YEAR ENDED MARCH 31, 2000:

Per share distributions from net investment income for the Balanced Portfolio (referenced above) were derived from the following security types:

             Corporate Obligations                                   39.71%
             Fannie Mae                                              25.97
             Freddie Mac                                              8.98
             Government National Mortgage
              Association                                            13.64
             U.S. Treasury Obligations                                9.49
             Federal Home Loan Bank                                   2.11
             Federal Farm Credit Bank                                 0.10
                                                                    ------
                 Total                                              100.00%
                                                                    ------
                                                                    ------

Because each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2000. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2001.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolios.

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